As filed with the Securities and Exchange Commission on June 21, 2018

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 441-7762

John M. Perlowski

President and Chief Executive Officer

55 East 52nd Street

New York, New York 10055

United States of America

(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Beneficial Interest, par value $0.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of State Farm Money Market Fund, a series of State Farm Mutual Fund Trust

2.	Questions and Answers for Shareholders of State Farm Money Market Fund, a series of State Farm Mutual Fund Trust

3.	Notice of Special Meeting of Shareholders of State Farm Money Market Fund, a series of State Farm Mutual Fund Trust

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of State Farm Money Market Fund, a series of State Farm Mutual Fund Trust, into BlackRock Summit Cash Reserves Fund, a series of BlackRock Financial Institutions Series Trust

5.	Statement of Additional Information regarding the proposed reorganization of State Farm Money Market Fund, a series of State Farm Mutual Fund Trust, into BlackRock Summit Cash Reserves Fund, a series of BlackRock Financial Institutions Series Trust

6.	Appendix—Form of Proxy Card

7.	Part C Information

8.	Exhibits

STATE FARM MUTUAL FUND TRUST

State Farm Money Market Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

[                ], 2018

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of State Farm Money Market Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), which will be held on Friday, September 14, 2018 at 8:00 a.m. (Central time), at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois, 61710-0001. Before the Special Meeting, by way of this letter, I would like to provide you with additional background and ask for your vote on important proposals affecting the Target Fund.

SFIMC, the investment adviser to the Target Fund, after a review of the nature and goals of its mutual fund advisory business, has determined to reduce the extent of its mutual fund advisory business activities. Accordingly, on May 23, 2018, SFIMC recommended, and the Board of Trustees of the Target Trust (the “Target Board”) approved, an Agreement and Plan of Reorganization with respect to the Target Fund pursuant to which the Target Fund would be reorganized (the “Reorganization”) into BlackRock Summit Cash Reserves Fund (the “Acquiring Fund”), a series of BlackRock Financial Institutions Series Trust (the “Acquiring Trust”), a money market mutual fund advised by BlackRock Advisors, LLC (“BAL” or the “Acquiring Fund Manager”). The Reorganization is described below and throughout the Combined Prospectus/Proxy Statement as Proposal 1. The Acquiring Fund Manager is an investment adviser to BlackRock mutual funds and is an indirect, wholly owned subsidiary of BlackRock, Inc. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

After considering the fees and expenses, performance, investment objectives and strategies of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Target Board unanimously recommends that you vote in favor of the Reorganization because it believes the Reorganization is in the best interests of the Target Fund.

Proposal 1—Approval of Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Target Board has fixed the close of business on May 25, 2018 for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”).

Please note that the Target Board believes that the Reorganization is in the best interests of the Target Fund, and unanimously recommends that you vote “FOR” Proposal 1.

I encourage you to carefully review the enclosed materials, which explain Proposal 1 in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By Internet;

•	By marking, signing, dating and returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating the proxy card, and, if received by mail, returning it in the accompanying postage-paid return envelope.

As always, we appreciate your support.

Sincerely,

Joe R. Monk, Jr.

President, Trustee and Chairperson of the Board

State Farm Money Market Fund, a series of State Farm

Mutual Fund Trust

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposed reorganization.

Q:	Why is a shareholder meeting being held?

A:	You are a shareholder of the State Farm Money Market Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust, as of the close of business on May 25, 2018 (the “Record Date”). As a shareholder of the Target Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Trust, on behalf of the Target Fund, and BlackRock Financial Institutions Series Trust (the “Acquiring Trust”), on behalf of the BlackRock Summit Cash Reserves Fund, a money market mutual fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”).

The Acquiring Fund, following completion of the reorganization, may be referred to as the “Combined Fund.”

Proposal 1 seeks your approval of the Reorganization Agreement, which provides for the reorganization with respect to the Target Fund, which will result in you becoming a shareholder of the Acquiring Fund, a money market mutual fund advised by BlackRock Advisors, LLC (“BAL” or the “Acquiring Fund Manager”). The proposed transactions include the reorganization (the “Reorganization”) of the Target Fund into the Acquiring Fund. The Reorganization is described herein and throughout this Combined Prospectus/Proxy Statement as “Proposal 1.”

Each of the Target Fund and the Acquiring Fund pursues a substantially similar investment objective and similar investment strategies to achieve its respective investment objective.

If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund, and the Target Fund will be terminated, dissolved and liquidated as a series of the Target Trust. If the Reorganization is not consummated, then the Target Fund will continue to exist and the Board of Trustees of the Target Trust will consider what action, if any, to take, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund. It is currently anticipated that, if approved by shareholders, the closing date for the Reorganization is expected to be completed by the fourth quarter of 2018. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

THE REORGANIZATION

Step 1:	The transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares (including fractional shares) by the Target Fund to its shareholders.

Step 3:	The termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

It is not anticipated the Acquiring Fund will dispose, or request the disposition, of a material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the Reorganization.

Q:	How does the Board of the Target Trust suggest that I vote?

A:

After considering the fees and expenses, performance, investment objective and strategies of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Target Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Target Trust (the “Independent Trustees”), has determined that the proposed Reorganization is in the best interests of the Target Fund and, therefore, unanimously recommends that you cast your vote “FOR” the proposed Reorganization.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive shares, including fractional shares, if any, of the Acquiring Fund as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Investor A Shares
Institutional Shares	Investor A Shares

The Acquiring Fund also currently offers Investor B Shares and Investor C Shares. No shares from these share classes will be issued in the Reorganization.

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:	Not necessarily. You will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of shares you receive will depend on the relative NAV per share for the applicable class of the Target Fund and the Acquiring Fund computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the Reorganization (the “Valuation Time”), after the declaration and payment of applicable dividends and/or other distributions. Each of the Target Fund and the Acquiring Fund operates as a government money market fund, and although each Fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible that the NAV of the Target Fund, or the Acquiring Fund, shares may be less than $1.00 per share as of the Valuation Time. Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate NAV immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization. The NAV per share of each class of the Target Fund will be computed as of the Valuation Time in accordance with the Acquiring Fund’s valuation policies and procedures. See the subsection entitled “Comparison of the Funds—Purchase, Redemption, Exchange and Valuation of Shares” in the Combined Prospectus/Proxy Statement for information regarding such policies and procedures.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	The Acquiring Fund is advised by BAL and the Combined Fund will continue to be advised by BAL once the Reorganization is completed. BAL is an investment adviser to BlackRock mutual funds and an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on December 31, 2017, the Combined Fund would have total annual fund operating expenses for its Investor A Shares to be issued in the Reorganization that are estimated to be higher than the total fund operating expenses of the Class A Shares, Premier Shares,

Class R-3 Shares and Institutional Shares of the Target Fund and lower than the total fund operating expenses of the Class B Shares, Legacy Class B Shares, Class R-1 Shares and Class R-2 Shares of the Target Fund prior to the Reorganization as of December 31, 2017. The Combined Fund would have net annual fund operating expenses for its Investor A Shares to be issued in the Reorganization that are estimated to be lower than those of the corresponding shares of the Target Fund prior to the Reorganization as of December 31, 2017, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BAL has agreed to continue through August 31, 2021.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:	No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. The contingent deferred sales charges (“CDSC”) that may be assessed on certain redemptions of Investor A Shares of the Acquiring Fund (as described immediately below) will not apply to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund (as described below).

Q:	Are there any differences in front-end sales charges, CDSCs or distribution or service fees?

A:	Yes. A maximum CDSC of 1.00% may apply to certain redemptions of Investor A Shares of the Acquiring Fund purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at the time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. However, such CDSC would not apply to redemptions of Investor A Shares of the Acquiring Fund received in exchange for shares of the Target Fund pursuant to the Reorganization. A maximum CDSC of 3.00% is assessed on redemptions of Class B Shares and Legacy Class B Shares of the Target Fund. However, such CDSC would not apply to redemptions of Investor A Shares of the Acquiring Fund received in exchange for Class B Shares or Legacy Class B Shares of the Target Fund pursuant to the Reorganization.

Investor A Shares of the Acquiring Fund are not subject to a front-end sales charge. Class A Shares, Premier Shares, Class B Shares, Legacy Class B Shares, Institutional Shares, Class R-1 Shares, Class R-2 Shares and Class R-3 Shares of the Target Fund are also not subject to a front-end sales charge.

Shareholders of Class A Shares, Premier Shares, Class B Shares, Legacy Class B Shares, Class R-1 Shares and Class R-2 Shares of the Target Fund will pay lower distribution and/or service fees following the Reorganization. Shareholders of Institutional Shares and Class R-3 Shares of the Target Fund will pay the same distribution and/or service fees following the Reorganization.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, no action is required on your part. Following approval, your shares will automatically be exchanged for shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate NAV of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:

The Reorganization may not be approved by shareholders of the Target Fund. If the Reorganization is not approved by shareholders, the Target Board will consider other alternatives for the Target Fund in light of the best interests of the Target Fund’s shareholders, which may include seeking a merger with a different fund (including a fund that is not managed by a BlackRock investment adviser), the liquidation of the Target Fund or continuing current operations of the Target Fund. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, SFIMC will promptly notify shareholders of the Target Fund as to the status of the transaction.

Q:	Will the Reorganization create a taxable event for me?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will receive an opinion from Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of May 31, 2018, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

It is not anticipated the Acquiring Fund will dispose, or request the disposition, of a material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the Reorganization.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains or ordinary income) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, such redemption is not likely to result in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes due to the policy of the Target Fund to maintain a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so).

Q:	Who will pay for the Reorganization?

A:	Regardless of whether the Reorganization is approved, neither the Acquiring Fund nor the Target Fund will ultimately bear any costs associated therewith, other than as noted below. BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization, including auditor and legal fees of the Acquiring Fund, and the costs of preparing and filing the Combined Prospectus/Proxy Statement. Although the Target Fund will pay its portion of the expenses incurred in connection with the Reorganization, which is estimated to be $90,000.00 for Proposal 1, and includes legal fees, auditor fees, solicitation fees, and fees of printing and mailing the Combined Prospectus/Proxy Statement, SFIMC or its affiliates will reimburse the Target Fund for such expenses.

Notwithstanding the foregoing, if the Reorganization is approved, the Acquiring Fund will bear the legal fees associated with counsel to the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust. If the Reorganization is not approved, however, BAL or its affiliates will directly bear such legal fees.

Q:	How do I vote my shares?

A:	Voting is quick and easy! You may cast your vote by mail, phone or Internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. Please note that if you sign and date the proxy card, but do not indicate how the shares should be voted, your shares will be voted “For” the approval of the Reorganization. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Special Meeting, please complete the proxy card and bring it to the Special Meeting. Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by marking, signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you vote.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the fourth quarter of 2018.

Q:	Whom do I contact if I have questions?

A:	Direct shareholders may contact the Target Fund at (800) 447-4930. You may also call Computershare Fund Services, our proxy solicitation firm, toll-free at (866) 209-6472.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” Proposal 1.

Important additional information about Proposal 1 is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

v

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2018 AT 8:00 A.M. CENTRAL TIME.

THE COMBINED PROSPECTUS/PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[HTTPS://XXXXX]

[STATE FARM LOGO]

STATE FARM MUTUAL FUND TRUST

State Farm Money Market Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2018

To the shareholders of State Farm Money Market Fund:

This is to notify you that a special meeting of shareholders (the “Special Meeting”) of State Farm Money Market Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust, will be held on Friday, September 14, 2018 at 8:00 a.m. (Central time), at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois, 61710-0001.

At the Special Meeting, shareholders of the Target Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. Proposal 1 is asking you to approve the proposed Agreement and Plan of Reorganization with respect to the Target Fund pursuant to which the Target Fund will be reorganized (the “Reorganization”) into BlackRock Summit Cash Reserves Fund (the “Acquiring Fund”), a series of BlackRock Financial Institutions Series Trust (the “Acquiring Trust”), a money market mutual fund advised by BlackRock Advisors, LLC (“BAL” or the “Acquiring Fund Manager”). The Reorganization will result in you becoming a shareholder of the Acquiring Fund. The Reorganization is described below and throughout the Combined Prospectus/Proxy Statement as “Proposal 1”.

After considering the fees and expenses, performance, investment objectives and strategies of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Target Board unanimously recommends that you vote in favor of the Reorganization because it believes the Reorganization is in the best interests of the Target Fund.

Proposal 1—Approval of Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Target Board has fixed the close of business on May 25, 2018 for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”).

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating the proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at (866) 209-6472.

The officers or trustees of the Target Trust named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE TARGET BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR PROPOSAL 1.

PLEASE VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR SIGNED AND DATED PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Trustees of State Farm Mutual Fund Trust,

Joe R. Monk, Jr.

President, Trustee and Chairperson of the Board

Bloomington, Illinois

[                ], 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 14, 2018 at 8:00 a.m. (Central time). The Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement, the form of proxy card and any amendments are available on the Internet at [https://xxxxxx].

The information in this Combined Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 21, 2018

COMBINED PROSPECTUS/PROXY STATEMENT

PROSPECTUS OF

BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

PROXY STATEMENT OF

STATE FARM MUTUAL FUND TRUST

State Farm Money Market Fund

One State Farm Plaza

Bloomington, Illinois 61710-0001

(800) 447-4930

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of State Farm Money Market Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust.

A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois, 61710-0001, on Friday, September 14, 2018 at 8:00 a.m. (Central time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on May 25, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the Target Fund on or about [ ], 2018. Shareholders should vote their shares by marking, signing, dating and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

At the Special Meeting, shareholders of the Target Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. Proposal 1 is asking you to approve the proposed Agreement and Plan of Reorganization with respect to the Target Fund pursuant to which the Target Fund will be reorganized (the “Reorganization”) into BlackRock Summit Cash Reserves Fund (the “Acquiring Fund”), a series of BlackRock Financial Institutions Series Trust (the “Acquiring Trust”), a Massachusetts business trust, which is a money market mutual fund advised by BlackRock Advisors, LLC (“BAL” or the “Acquiring Fund Manager”).

The Reorganization is described below and throughout the Combined Prospectus/Proxy Statement as Proposal 1 (“Proposal 1”).

The Target Fund and the Acquiring Fund are together referred to as the “Funds” and each, a “Fund.”

Proposal 1—Approval of Agreement and Plan of Reorganization

To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Target Trust (the “Target Board”) has fixed the close of business on the Record Date for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Target Board has approved the Reorganization, pursuant to which the Target Fund, an open-end management investment company, would be reorganized into the Acquiring Fund.

Each of the Target Fund and the Acquiring Fund pursues a substantially similar investment objective and similar investment strategies to achieve its respective investment objective. The Target Fund has an investment objective to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Acquiring Fund has an investment objective to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer and deliver all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute the Acquiring Fund Shares to its shareholders. After distributing the Acquiring Fund Shares, the Target Fund will be terminated, dissolved and liquidated as a series of the Target Trust. When the Reorganization is complete, shareholders of the Target Fund will become shareholders of only the Acquiring Fund. The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund.”

The aggregate net asset value (“NAV”) of the Acquiring Fund shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by shareholders of the Target Fund immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

ii

The following documents containing additional information about the Acquiring Fund and the Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

1.	the Statement of Additional Information dated [ ], 2018 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement

2.	the Prospectuses relating to all applicable share classes of the Target Fund, dated May 1, 2018, as supplemented (the “Target Fund Prospectuses”);

3.	the Statement of Additional Information relating to all applicable share classes of the Target Fund, dated May 1, 2018, as supplemented (the “Target Fund SAI”);

4.	the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2017; and

5.	the Statement of Additional Information relating to the Acquiring Fund, dated June [ ], 2018, as supplemented (the “Acquiring Fund SAI”).

The following documents have each been filed with the SEC, and are incorporated by reference into (legally form a part of) and also accompany this Combined Prospectus/Proxy Statement:

6.	the Prospectus relating to Investor A Shares and Investor B Shares of the Acquiring Fund, dated June [ ], 2018, as supplemented (the “Acquiring Fund Prospectus”); and

7.	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended April 30, 2018.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of items 2 through 4 above can be obtained on a website maintained by SFIMC at https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/prospectuses-reports/. In addition, the Target Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to SFIMC by calling (800) 447-4930 or by writing to the Target Fund at State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Target Fund is One State Farm Plaza, Bloomington, Illinois 61710-0001 and the telephone number is (800) 447-4930.

Copies of items 5 through 7 above can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, the Acquiring Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the Acquiring Fund at BlackRock Financial Institutions Series Trust, P.O. Box 9819, Providence, Rhode Island 02940. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809. The telephone number for the Acquiring Fund is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, District of Columbia 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a

iii

duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, District of Columbia 20549.

The Target Board knows of no business with respect to the Funds other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [                ], 2018.

iv

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Funds is a series of an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) as specified below:

State Farm Money Market Fund (the “Target Fund”)	a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust

BlackRock Summit Cash Reserves Fund (the “Acquiring Fund”)	a series of BlackRock Financial Institutions Series Trust (the “Acquiring Trust”), a Massachusetts business trust

The Target Fund and the Acquiring Fund are together referred to as the “Funds” and each, a “Fund.”

Investment Objectives. Each of the Target Fund and the Acquiring Fund pursues a substantially similar investment objective and similar investment strategies to achieve its respective investment objective. The Target Fund has an investment objective to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Acquiring Fund has an investment objective to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objective of the Target Fund is non-fundamental, which means that it may be changed without the approval of the Fund’s shareholders. The investment objective of the Acquiring Fund is fundamental, which means that it may only be changed with the approval of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Acquiring Fund.

Investment Strategies. This section will help you compare the principal investment strategies of the Target Fund and the Acquiring Fund. Please note, however, that this is only a summary. More detailed comparisons about the Funds, including risks, are discussed later in this Combined Prospectus/Proxy Statement. The principal investment strategies of the Acquiring Fund will apply following the Reorganization.

The principal investment strategies of the Target Fund and the Acquiring Fund are similar in some respects, although there are some differences. Each Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. Each Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share. Both Funds are subject to the quality, diversification and other requirements of Rule 2a-7 under the 1940 Act. Both Funds invest primarily in debt securities or obligations issued or guaranteed by the U.S. government and each operates as a government money market fund under Rule 2a-7 under the 1940 Act, which means it invests at least 99.5% of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and/or repurchase agreements secured by such securities or cash. Government money market funds like the Funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Target Board may elect to subject the Acquiring Fund or the Target Fund, respectively, to the liquidity fee and redemption gate provisions under Rule 2a-7, each of the Acquiring Board and the Target Board has not elected to do so at this time. Each Fund invests in securities maturing in 397 days or less with certain exceptions, and each Fund’s portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Differing principal investment strategies include the following:

•

The Acquiring Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The use of variable and floating rate instruments and securities on a when-issued, delayed delivery or forward commitment basis is not a principal investment strategy of the Target Fund.

If the Reorganization is approved and completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate NAV as the shares of the Target Fund of a corresponding class of shares that shareholders own immediately prior to the Reorganization as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Investor A Shares
Institutional Shares	Investor A Shares

The Acquiring Fund also currently offers Investor B Shares and Investor C Shares. No shares from these share classes will be issued in the Reorganization.

Background and Reasons for the Proposed Reorganization

SFIMC, after a review of the nature and goals of its mutual fund advisory business, determined to reduce the extent of its mutual fund advisory business activities. As a result of this review and in consideration of the nature of the Target Fund’s shareholder base, including the desire for State Farm Mutual Automobile Insurance Company (“SFMAIC”) agents to continue to maintain their relationship with those clients/shareholders, SFIMC presented the Target Board with information on possible strategic dispositions within its mutual fund business, including relating to the Target Fund. After considering and evaluating several possible prominent and well-managed mutual fund complexes, SFIMC recommended that the Target Board approve the Reorganization of the Target Fund with and into the Acquiring Fund.

The Target Board discussed and considered matters relating to the proposed Reorganization at meetings held in the fourth quarter of 2017 and the first and second quarters of 2018 (collectively, the “State Farm Merger Evaluation Meetings”). During the course of the State Farm Merger Evaluation Meetings, the Target Board requested, received and discussed information from various parties, including from SFIMC and BAL, regarding (i) the structure, terms and conditions and anticipated timeline of the Reorganization; (ii) the rationale for the Reorganization, as well as comparative data and information with respect to the Target Fund and Acquiring Fund; (iii) the expected impact of the Reorganization on the Target Fund and its shareholders; (iv) BAL’s organization, personnel and affiliates; (v) BAL’s investment philosophy and process; (vi) BAL’s experience in providing investment advisory services to mutual funds; (vii) BAL’s operational, legal and compliance capabilities, as well as its financial conditions and resources; (viii) the services provided by, and BAL’s administration and oversight of, the Acquiring Fund’s third-party service providers; and (ix) the composition and governance of the Acquiring Trust’s Board of Trustees (the “Acquiring Board”). The Target Board also received and considered information from counsel to the Independent Trustees regarding the duties of the Target Board in considering the Reorganization. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions. In addition, during several State Farm Merger Evaluation Meetings, the Independent Trustees of the Target Board met with a number of management personnel of BAL, as well as the Chief Compliance Officer of the Acquiring Trust. In addition, the chair of the Acquiring Board and directors/trustees of certain other BlackRock mutual funds advised by BAL or its affiliates also met in person or via videoconference with the entire Target Board.

At a meeting held on May 23, 2018 at 8:00 a.m. (Central time) (the “Approval Meeting”), the Target Board, including all of the Independent Trustees, unanimously approved the Agreement and Plan of Reorganization and voted to recommend that the shareholders of the Target Fund also approve the Agreement and Plan of

Reorganization. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Target Board considered a number of factors presented at the time of the State Farm Merger Evaluation Meetings, including, but not limited to, the following:

•	The reputation, financial strength and resources of BAL;

•	The investment experience, expertise, personnel, operations and compliance program of BAL and its parent company, BlackRock, Inc.;

•

The investment objective, principal investment strategies, and risks of the Target Fund are substantially similar or similar to the investment objective, principal investment strategies, and risks of the Acquiring Fund, though there are some important differences in the principal investment strategies;

•	The current asset allocation of the Target Fund and the Acquiring Fund;

•	The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund;

•

The advisory fee rate to be paid by the Combined Fund is higher than current advisory fee rate of the Target Fund, but the Combined Fund will have a lower overall expense ratio (after waivers and expense reimbursements) following the proposed Reorganization;

•	The nature, quality and extent of the services to be provided by BAL to the Combined Fund;

•

BAL’s commitment that annual total expense ratio of Investor A Shares of the Combined Fund (after waivers and expense reimbursements) will be lower than the annual total expense ratio (after waivers and expense reimbursements) of the applicable share class of the Target Fund until at least August 31, 2021;

•	The differences in rights and privileges between the Target Fund’s share classes and the corresponding Acquiring Fund’s share classes;

•	The differences in the CDSCs and 12b-1 fees between the Target Fund’s share classes and the Acquiring Fund’s share classes;

•

There is not expected to be any diminution in the nature, quality and extent of services provided to the Combined Fund and its shareholders from the services provided to the Target Fund and its shareholders as a result of the Reorganization, including the transition from the Target Fund’s current service providers to the Acquiring Fund’s service providers;

•	The historical performance records of the Target Fund and the Acquiring Fund;

•	The access to BAL’s and/or BRIL’s distribution channels may create the potential for broader asset growth and a more stable asset base;

•	Shareholders of the Target Fund are expected to face no adverse tax consequences as a result of the Reorganization;

•	The composition and qualifications of the Acquiring Board;

•	The terms and conditions of the Agreement and Plan of Reorganization;

•

All costs associated with the Target Fund’s participation in the proposed Reorganization are expected to be borne by SFIMC or its affiliates as a result of the Target Fund’s expense limitation and/or SFIMC’s agreement that the current shareholders will not bear any costs of the Reorganization, and not by the shareholders of the Target Fund other than any portfolio transaction costs relating to any realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to and/or after the Reorganization;

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganization;

•	The potential transaction costs relating to any realignment of the Target Fund’s portfolio as a result of the proposed Reorganization;

•

The difference in the corporate structure of the Target Trust, which is a Delaware statutory trust, and the Acquiring Trust, which is a Massachusetts business trust, is not anticipated to negatively affect shareholders; and

•	Possible alternatives to the Reorganization, including the liquidation of the Target Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Target Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” Proposal 1.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Acquiring Fund has an investment objective to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objective of the Target Fund is non-fundamental, which means that it may be changed without the approval of the Fund’s shareholders. The investment objective of the Acquiring Fund is fundamental, which means that it may only be changed with the approval of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Acquiring Fund. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Principal Investment Strategies. Both the Target Fund and the Acquiring Fund are “government money market funds” under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and/or (iii) repurchase agreements secured by such securities or cash. Government money market funds like the Target Fund and the Acquiring Fund are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Target Board or the Acquiring Board may elect to subject the Target Fund or the Acquiring Fund, respectively, to liquidity fee and gate requirements, the Target Board and the Acquiring Board have each elected not to do so at this time. The Target Fund and the Acquiring Fund employ similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
The Target Fund’s investment adviser is SFIMC.	The Acquiring Fund’s investment manager is BAL.

Under normal conditions, the Target Fund invests its assets primarily (at least 99.5%) in:

•  Debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities,

•  Cash, and

•  Repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Target Fund is managed in the following manner:

•  The Target Fund seeks to maintain a NAV of $1.00 per share.

•  The dollar-weighted average maturity of the Target Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•  The Target Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•  The Target Fund invests only in U.S. dollar-denominated securities.

•  The Target Fund seeks to invest in securities that present minimal credit risk.

The Target Fund’s adviser seeks to develop an appropriate portfolio of securities for the Target Fund by considering the differences in yields among securities of different maturities and issuers.

The Acquiring Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The Acquiring Fund invests in securities maturing in 397 days (13 months) or less (with certain exceptions), and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Acquiring Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

•  The Acquiring Fund seeks to maintain a NAV of $1.00 per share.

•  The Acquiring Fund will only purchase securities that present minimal credit risk as determined by the Acquiring Fund Manager, pursuant to guidelines approved by the Acquiring Board.

•  The Acquiring Fund invests only in U.S. dollar-denominated securities.

Comparison. The principal investment strategies of the Target Fund and the Acquiring Fund are similar in some respects, although there are some differences. Each Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. Each Fund seeks to maintain a NAV of $1.00 per share. Both Funds are subject to the quality, diversification and other requirements of Rule 2a-7 under the 1940 Act. Both Funds invest primarily in debt securities or obligations issued or guaranteed by the U.S. government and each operates as a government money market fund under Rule 2a-7 under the 1940 Act, which means it invests at least 99.5% of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and/or repurchase agreements secured by such securities or cash. Government money market funds like the Funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Acquiring Board and the Target Board may elect to subject the Acquiring Fund or the Target Fund, respectively, to the liquidity fee and redemption gate provisions under Rule 2a-7, each of the Acquiring Board and the Target Board has not elected to do so at this time. Each Fund invests in securities maturing in 397 days or less with certain exceptions, and each Fund’s portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Differing principal investment strategies include the following:

•

The Acquiring Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The use of variable and floating rate instruments and securities on a when-issued, delayed delivery or forward commitment basis is not a principal investment strategy of the Target Fund.

Fees and Expenses

Shares to be Received in Reorganization

If the Reorganization is approved and completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the applicable class of shares of the Acquiring Fund with the same aggregate NAV as the shares of the Target Fund class of shares that shareholders own immediately prior to the Reorganization as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Investor A Shares
Institutional Shares	Investor A Shares

The Acquiring Fund also currently offers Investor B Shares and Investor C Shares. No shares from these share classes will be issued in the Reorganization.

Fee Tables as of December 31, 2017 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on December 31, 2017, and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended December 31, 2017 for the Target Fund, the Acquiring Fund and the Combined Fund, with restatements to reflect certain changes to the contractual expense caps after such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of the Fund as of December 31, 2017, see “Other Information—Capitalization.”

Fee Tables of State Farm Money Market Fund (Target Fund), BlackRock Summit Cash Reserves Fund (Acquiring Fund) and the Pro Forma Combined Fund (as of December 31, 2017) (unaudited)

Target Fund Class A Shares into Acquiring Fund Investor A Shares

	Target Fund Class A Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	None	None[1]	None[1]
Maximum Account Fee	None[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.15%	—	—
Other Expenses	0.33%	0.36%	0.15%[3]
Total Annual Fund Operating Expenses	0.58%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.58%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class A Shares	$59	$186	$324	$726
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

Target Fund Class B Shares into Acquiring Fund Investor A Shares

	Target Fund Class B Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	3.00%	None[1]	None[1]
Maximum Account Fee	None[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.55%	—	—
Other Expenses	0.33%	0.36%	0.15%[3]
Total Annual Fund Operating Expenses	0.98%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class B Shares	$400	$587	$742	$1,088
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class B Shares	$100	$312	$542	$1,088

Target Fund Premier Shares into Acquiring Fund Investor A Shares

	Target Fund Premier Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	None	None[1]	None[1]
Maximum Account Fee	None[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.15%	—	—
Other Expenses	0.23%	0.36%	0.15%[3]
Total Annual Fund Operating Expenses	0.48%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.48%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Premier Shares	$49	$154	$269	$604
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

Target Fund Legacy Class B Shares into Acquiring Fund Investor A Shares

	Target Fund Legacy Class B Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	3.00%	None[1]	None[1]
Maximum Account Fee	None[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.55%	—	—
Other Expenses	0.33%	0.36%	0.15%[3]
Total Annual Fund Operating Expenses	0.98%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Legacy Class B Shares	$400	$587	$742	$1,088
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Legacy Class B Shares	$100	$312	$542	$1,088

Target Fund Class R-1 Shares into Acquiring Fund Investor A Shares

	Target Fund Class R-1 Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	None	None[1]	None[1]
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.40%	—	—
Other Expenses	0.40%	0.36%	0.15%[2]
Total Annual Fund Operating Expenses	0.90%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.

[3]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class R-1 Shares	$92	$287	$498	$1,108
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

Target Fund Class R-2 Shares into Acquiring Fund Investor A Shares

	Target Fund Class R-2 Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	None	None[1]	None[1]
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.20%	—	—
Other Expenses	0.40%	0.36%	0.15%[2]
Total Annual Fund Operating Expenses	0.70%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.

[3]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class R-2 Shares	$72	$224	$390	$871
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

Target Fund Class R-3 Shares into Acquiring Fund Investor A Shares

	Target Fund Class R-3 Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	None	None[1]	None[1]
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	—	—	—
Other Expenses	0.40%	0.36%	0.15%[2]
Total Annual Fund Operating Expenses	0.50%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.50%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]	Other Expenses are based on estimated amounts for the current fiscal year.

[3]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class R-3 Shares	$51	$160	$280	$628
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

Target Fund Institutional Shares into Acquiring Fund Investor A Shares

	Target Fund Institutional Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lesser of redemption value or cost at time of purchase)	None	None[1]	None[1]
Maximum Account Fee	None[2]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	—	—	—
Other Expenses	0.33%	0.36%	0.15%[3]
Total Annual Fund Operating Expenses	0.43%	0.86%	0.65%
Fee Waivers and/or Expense Reimbursements	—	—	(0.23%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.43%	0.86%	0.42%

[1]

There is no contingent deferred sales charge (“CDSC”) on Investor A Shares purchased directly. However, a CDSC of up to 1.00% may apply to certain redemptions of the Acquiring Fund’s Investor A Shares purchased in an exchange transaction for Investor A Shares of a non-money market fund advised by BlackRock or its affiliates (each a “Non-Money Market BlackRock Fund”) where no initial sales charge was paid at time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Investor A Shares CDSC is only charged upon redemptions of Investor A Shares within 18 months after you originally acquired such Investor A Shares of the Non-Money Market BlackRock Fund, unless you qualify for a waiver. There is no CDSC charged on redemptions if you have owned your Investor A Shares for more than 18 months (as measured from your original purchase of Investor A Shares that you exchanged into Investor A Shares of the Acquiring Fund). The Investor A Shares CDSC will not apply to Investor A Shares received in the Reorganization or to additional direct purchases of Investor A Shares of the Acquiring Fund but may apply to Investor A Shares purchased in certain exchange transactions for Investor A Shares of a Non-Money Market BlackRock Fund.

[2]

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]

Provided that shareholders of the Target Fund approve the Reorganization, BAL has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Combined Fund expenses) as a percentage of average daily net assets to 0.42% for Combined Fund Investor A Shares through August 31, 2021. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended December 31, 2017) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Institutional Shares	$44	$138	$241	$542
Acquiring Fund Investor A Shares	$88	$274	$477	$1,061
Pro Forma Combined Fund Investor A Shares	$43	$161	$315	$766

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will receive an opinion from Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains or ordinary income) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions; however, they are unlikely to result in recognition of a gain or loss for U.S. federal income tax purposes because of the Target Fund’s policy of maintaining a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so). For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange and Valuation of Shares

Acquiring Fund

Purchasing Shares. The Acquiring Fund offers its Investor A Shares to the public on a continuous basis. Investors may purchase Acquiring Fund Investor A Shares either through their financial intermediary or directly through BAL or one of its affiliates by phone, mail or Internet if their account is held directly with BAL or one of its affiliates. You can also acquire Investor A Shares by exchange from Investor A Shares or Institutional Shares of a fund advised by BlackRock or an affiliate, subject to certain eligibility requirements. Acquiring Fund Investor A Shares may be purchased at the Acquiring Fund’s NAV. The Acquiring Fund’s NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of Acquiring Fund Investor A Shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at NAV determined that day. Purchase orders placed after that time will be priced at NAV determined on the next business day.

Redeeming Shares. Shareholders may redeem Investor A Shares of the Acquiring Fund through their financial intermediary or directly through BAL or one of its affiliates by phone, mail or Internet. The Acquiring Fund does not charge redemption fees; however, a maximum CDSC of 1.00% may apply to certain redemptions of Investor A Shares of the Acquiring Fund purchased in an exchange transaction for Investor A Shares of a Non-Money Market BlackRock Fund where no initial sales charge was paid at the time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Acquiring Fund Investor A Shares are redeemed at NAV, which is calculated each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of the Acquiring Fund’s Investor A Shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. For a redemption request to be priced at NAV on the day of the request, shareholders must submit the request prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at NAV at the close of business on the next business day.

Exchanging Shares. Investor A Shares of the Acquiring Fund are generally exchangeable for shares of the same class of another fund in the BlackRock mutual fund complex. Shareholders can exchange $1,000 or more of Investor A Shares from one fund into the same class of another fund which offers that class of shares (shareholders can exchange less than $1,000 of Investor A Shares if they already have an account in the fund into which they are exchanging) if you acquired your Investor A Shares by means other than an exchange. If you acquired your shares upon an exchange from a BlackRock Fund, no minimum amount is required to be exchanged. Shares are exchanged at NAV.

Target Fund

Purchasing Shares. Investors may purchase Class A, Premier, Institutional, Class R-1, Class R-2 and Class R-3 Shares, as eligible. Class B Shares and Legacy Class B Shares no longer are available for purchase by new investors or by shareholders of the Target Fund who own Class B Shares or Legacy Class B Shares in existing accounts. Investors purchasing Class A, Premier and Institutional Shares may purchase shares by writing to SFIMC, by telephone, by the Internet or by automatic investing. Investors purchasing Class R-1, Class R-2 and Class R-3 Shares may purchase shares through their respective plan sponsor or administrator. Shares of the Target Fund may be purchased at their respective offering prices, which is NAV per share plus any applicable sales charge. The NAV for the Target Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Orders to purchase shares must be received by 4:00 p.m., Eastern time to get that day’s NAV. There is no initial sales charge for “new investments” in Class A Shares or Premier Shares of the Target Fund. A new investment in the Target Fund is an investment initially made in the Target Fund by means other than through an exchange from another fund.

Redeeming Shares. With respect to Class, Premier, Class B, Legacy Class B and Institutional Shares, shareholders may redeem shares of the Target Fund on any day the NYSE is open for regular trading by sending a written request, by telephone, by fax, by Internet, by using SFIMC’s systematic withdrawal program, or by exchanging into another fund. If redeeming through the systematic withdrawal program, a shareholder may have a specified dollar amount withdrawn from the shareholder’s account, payable to the shareholder or to another designated payee on a monthly, quarterly, semiannual or annual basis. Class B and Legacy Class B shares were offered at NAV without an initial sales charge, but they are subject to a CDSC as set forth in the applicable schedule below, however, such CDSC would not apply to redemptions of Investor A Shares of the Acquiring Fund received in exchange for Class B Shares or Legacy Class B Shares of the Target Fund pursuant to the Reorganization:

Class B and Legacy Class B Shares CDSC Schedule
CDSC Applicable in the Year of Redemption After Purchase*
First	Second	Third	Fourth	Fifth	Sixth	Seventh	Eighth
3.00%	2.75%	2.75%	2.50%	2.00%	1.00%	0.00%	0.00%

*	No CDSC is paid on an exchange of shares, nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distribution. Class B and Legacy Class B Shares will convert to Class A or Premier Shares, depending upon the value of the account and related accounts at the time of conversion, after a full eight years, thus reducing future expenses associated with owning those shares.

The Target Fund will redeem shares at the Target Fund’s NAV next determined after receipt by the Target Fund of a proper request for redemption. Receipt of an order in proper form means State Farm VP Management Corp. has received complete redemption instructions from the shareholder. Any applicable CDSC will be deducted from the redemption proceeds.

With respect to Class R-1, Class R-2 and Class R-3, shareholders should refer to documents provided by their plan sponsor or administrator for information relating to redeeming Target Fund shares.

Exchanging Shares. With respect to Class A, Premier, Class B, Legacy Class B and Institutional Shares, and except for exchanges from new investments in shares of the Target Fund, shareholders may exchange their Target Fund shares for shares of the same class of another fund without a sales charge. An initial sales charge will apply to an exchange of a new investment in shares of the Target Fund for Class A or Premier Shares of another fund. A new investment in shares of the Target Fund may not be exchanged for Class B Shares or Legacy Class B Shares of another fund. Shares of the Target Fund may be exchanged in writing, by telephone and by the Internet. An exchange will be effective on the day a shareholder’s request is received, if it is received by State Farm VP Management Corp. before the Target Fund calculates its NAV on that day. A request received after the time the NAV is calculated will be effective at the next calculated NAV. The Target Fund calculates its NAV as of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time) each day the NYSE is open for business. You have to meet the minimum investment requirements of the Target Fund into which you are exchanging.

With respect to Class R-1, Class R-2 and Class R-3, shareholders should refer to documents provided by their plan sponsor or administrator for information relating to exchanging Target Fund shares.

Valuation of Shares. Both the Acquiring Fund and the Target Fund use the amortized cost method in calculating each Fund’s NAV pursuant to Rule 2a-7, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with adjustment for any discount or premium on a security at the time of purchase. Although both Funds use the amortized cost method in order to seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either Fund.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each of the Funds, followed by a description of the fundamental investment restrictions of each of the Funds. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange and valuation of shares and market timing policies.

Principal Investment Risks

The Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

Risk	Target Fund	Acquiring Fund
Credit Risk	Principal Risk	Principal Risk
Government Securities Risk	Principal Risk	See “U.S. Government Obligations Risk”
Income Risk	Principal Risk	Principal Risk
Inflation Risk	Principal Risk	—
Interest Rate Risk	See “Interest Rate Risk and Call Risk”	Principal Risk
Interest Rate Risk and Call Risk	Principal Risk	See “Interest Rate Risk”
Management Risk	Principal Risk	See “Market Risk and Selection Risk”
Market Risk and Selection Risk	See “Management Risk”	Principal Risk
Net Asset Value Risk	Principal Risk	See “Stable Net Asset Value Risk”
Repurchase Agreement Risk	—	Principal Risk
Stable Net Asset Value Risk	See “Net Asset Value Risk”	Principal Risk
Transactions Risk	Principal Risk	—
Treasury Obligations Risk	See “Government Securities Risk”	Principal Risk
U.S. Government Obligations Risk	See “Government Securities Risk”	Principal Risk
Variable and Floating Rate Instrument Risk	—	Principal Risk
When-Issued and Delayed Delivery Securities and Forward Commitments Risk	—	Principal Risk

Combined Fund

Risk is inherent in all investing. You could lose money by investing in the Combined Fund. Although the Combined Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Combined Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Combined Fund’s sponsor has no legal obligation to provide financial support to the Combined Fund, and you should not expect that the sponsor will provide financial support to the Combined Fund at any time. The following is a summary description of principal risks of investing in the Combined Fund.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus for your applicable share class, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer.

Income Risk—Income risk is the risk that the Combined Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Combined Fund.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Combined Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Repurchase Agreement Risk—If the other party to a repurchase agreement defaults on its obligation under the agreement, the Combined Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Combined Fund may lose money.

Stable Net Asset Value Risk—The Combined Fund may not be able to maintain a stable NAV of $1.00 per share at all times. If the Combined Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Combined Fund, along with other money market funds, could be subject to increased redemption activity.

Treasury Obligations Risk—Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Combined Fund.

U.S Government Obligations Risk—Certain securities in which the Combined Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Combined Fund to dispose of them if the issuer defaults.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Combined Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Combined Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Fundamental Investment Restrictions

Target Fund and Acquiring Fund

The Funds have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. Generally, each Fund has a fundamental investment restriction (with certain exceptions) limiting its ability to: (i) make investments inconsistent with a Fund’s classification as a diversified company under the 1940 Act; (ii) invest more than 25% of its total assets in a particular industry; (iii) purchase real estate; (iv) underwrite securities; (v) borrow money; (vi) make loans; (vii) issue senior securities; and (viii) purchase or sell commodities or commodity contracts.

Although the Funds’ fundamental investment restrictions are substantially similar, there are some differences. A discussion of the relevant similarities and differences follows.

Each Fund has a fundamental investment restriction limiting the Fund’s ability to make investments inconsistent with the Fund’s classification as a diversified company under the 1940 Act. The Acquiring Fund may not make any investment that would be inconsistent with its classifications as a diversified investment company under the 1940 Act. The Target Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Each Fund has a fundamental investment restriction limiting its ability to purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Acquiring Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government Agency Securities or domestic bank money investments). For purposes of this restriction of the Acquiring Fund, states, municipalities and their political subdivisions are not considered part of any industry, and investments in mortgage-related or asset-backed securities shall not be considered investments in the securities of issuers in a particular industry. The Target Fund may not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry. This restriction of the Target Fund does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Each Fund has a fundamental investment restriction limiting a Fund’s ability to purchase real estate. The Acquiring Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Acquiring Fund may invest in securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Acquiring Fund as a result of the ownership of such securities. The Target Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). For purposes of this investment restriction of the Target Fund, a security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

Each Fund has a fundamental investment restriction limiting its ability to act as an underwriter of securities. The Acquiring Fund may not underwrite securities of other issuers except insofar as the Acquiring Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities. The Target Fund will not underwrite securities of other issuers except insofar as the Target Trust may be deemed an underwriter under the 1933 Act in selling portfolio securities.

Each Fund has a fundamental investment restriction limiting its ability to borrow money, though each Fund’s exceptions differ. The Acquiring Fund may not borrow money except that the Acquiring Fund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements. The Acquiring Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Acquiring Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with when-issued, reverse repurchase and forward commitment transactions and similar investment strategies. The Target Fund will not borrow money, except that, for temporary purposes the Target Fund may: (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to

33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Each Fund has a fundamental investment restriction limiting it from making loans. The Acquiring Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Acquiring Fund’s prospectus and statement of additional information, as each may be amended from time to time. The Target Fund will not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Target Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

Each Fund has a fundamental investment restriction limiting its ability to purchase or sell commodities or commodity contracts, though each Fund’s exceptions differ. The Acquiring Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Acquiring Fund may do so in accordance with applicable law and the Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. The Target Fund will not purchase or sell commodities or commodity contracts, except that the Target Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

Each Fund has a fundamental investment restriction limiting its ability to issue senior securities, though each Fund’s exceptions differ. The Acquiring Fund may not issue senior securities to the extent such issuance would violate applicable law. The Target Fund will not issue senior securities except to the extent the activities permitted under the fundamental restrictions on borrowing money and selling commodities or commodities contracts may be deemed to give rise to a senior security.

The Acquiring Fund has a fundamental investment restriction limiting its ability to make investments for the purpose of exercising control or management. The Target Fund has no such fundamental investment restriction.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganization by the board of the Acquiring Trust or the Target Trust, as applicable, without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund.

Performance Information

Target Fund

The following bar chart and table illustrate the risks of investing in the Target Fund. The bar chart shows changes in the Target Fund’s returns year to year. The information in the bar chart relates to Premier Shares. Sales charges or loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Target Fund’s average annual total returns, which reflect the deduction of the maximum sales charges or loads, for the periods listed to measures of market performance. This information is intended to help you assess the variability of Target Fund returns over the periods listed. The Target Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Target Fund is available at https://www.statefarm.com/finances/mutual-funds/investment-resources/price-performance-distributions/state-farm-fund-performance or by calling 1-800-447-4930.

Premier Shares

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.76% (quarter ended March 31, 2008) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2016). The year-to-date return as of June 30, 2018 was [    ]%.

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
State Farm Money Market Fund—Premier Shares (formerly known as Legacy Class A Shares) Return Before Taxes	0.47%	0.09%	0.25%
State Farm Money Market Fund—Legacy Class B Shares Return Before Taxes	-2.76%	-0.35%	0.21%
State Farm Money Market Fund—Class A Shares Return Before Taxes	0.37%	0.07%	0.24%
State Farm Money Market Fund—Class B Shares Return Before Taxes	-2.73%	-0.35%	0.20%
State Farm Money Market Fund—Class R-1 Shares	0.24%	0.05%	0.19%
State Farm Money Market Fund—Class R-2 Shares	0.29%	0.06%	0.22%
State Farm Money Market Fund—Class R-3 Shares	0.34%	0.07%	0.25%
State Farm Money Market Fund—Institutional Shares Return Before Taxes	0.41%	0.08%	0.26%

The Target Fund’s current seven-day yield on December 31, 2017 was 0.9187% for Premier Shares, 0.8170% for Legacy Class B Shares, 0.8174% for Class A Shares, 0.8155% for Class B Shares, 0.7495% for Class R-1 Shares, 0.7492% for Class R-2 Shares, 0.7498% for Class R-3 Shares and 0.8192% for Institutional Shares.

Acquiring Fund

The Acquiring Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Acquiring Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns. Effective January 4, 2016, the Acquiring Fund changed its investment strategies in order to be categorized as a “government money market fund” under Rule 2a-7. Performance for the periods shown below prior to January 4, 2016 is based on the prior investment strategy utilized by the Acquiring Fund, which permitted investment in a wider range of money market securities and instruments and was not constrained by the requirement to invest at least 99.5% of the Acquiring Fund’s assets in cash, U.S. Government securities and repurchase agreements secured by such securities or cash. The information below shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower. Updated information about the Acquiring Fund’s performance can be obtained by phone at (800) 441-7762.

Investor A Shares

ANNUAL TOTAL RETURNS

Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.88% (quarter ended March 31, 2008) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2013). The year-to-date return as of June 30, 2018 was [    ]%.

As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Summit Cash Reserves Fund—Investor A Shares	0.10%	0.02%	0.28%

To obtain the Acquiring Fund’s current 7-day yield, call (800) 441-7762.

Additional Information

Combined Fund. The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

SFIMC, located at One State Farm Plaza, Bloomington, Illinois 61710-0001, serves as the investment adviser, transfer agent and dividend disbursing agent for the Target Fund and other mutual funds in the State Farm family of mutual funds. Subject to the supervision of the Target Board, SFIMC is responsible for providing investment advisory and administrative services to the Target Fund and overseeing the day-to-day operations and business affairs of the Target Trust. SFIMC is wholly-owned by State Farm Mutual Automobile Insurance Company. SFIMC has been providing investment advisory, administrative and transfer agency services to registered investment companies since 1967. As of March 31, 2018, SFIMC had $22.93 billion in assets under management.

BAL, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the Acquiring Fund. As investment adviser to the Acquiring Fund, BAL manages the Acquiring Fund’s investments and its business operations subject to the oversight of the Acquiring Board. While BAL is ultimately responsible for the management of the Acquiring Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BAL is an indirect wholly-owned subsidiary of BlackRock, Inc. As of March 31, 2018, BAL and its affiliates had approximately $6.317 trillion in investment company and other portfolio assets under management.

Legal Proceedings

On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint (the “Consolidated Complaint”) in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants in the period beginning one year prior to the filing of the lawsuit and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

Investment Advisory and Management Agreements

Target Fund

The Target Trust, on behalf of the Target Fund, has entered into an investment advisory and management services agreement with SFIMC (the “Target Trust Management Agreement”).

The Target Fund pays SFIMC an investment advisory and management services fee, accrued daily and paid monthly, which is based upon its average daily net assets as follows:

Fund	Management Fee Rate
Target Fund	0.10%

With respect to Class A, Class B, Premier, Legacy Class B and Institutional Shares of the Target Fund, SFIMC has agreed to reimburse the Target Fund, if and to the extent, the Target Fund’s total annual operating expenses exceed the following percentages of the Target Fund’s average net assets, excluding acquired fund fees and expenses reflected in the Target Trust’s Prospectuses. SFIMC may not discontinue this arrangement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board:

	Expense Reimbursement Threshold
Fund	Class A Shares	Class B Shares	Premier Shares	Legacy Class B Shares	Institutional Shares
Target Fund[1]	0.60%	1.00%	0.50%	1.00%	0.45%

[1]

SFIMC and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Target Fund to prevent the Target Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by SFIMC at any time.

With respect to Class R-1, Class R-2 and Class R-3 Shares of the Target Fund, SFIMC has agreed to reimburse the Target Fund, if and to the extent, the Target Fund’s total annual operating expenses exceed the following percentages of the Target Fund’s average net assets, excluding acquired fund fees and expenses reflected in the Target Trust’s Prospectuses. SFIMC may not discontinue this arrangement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board:

	Expense Reimbursement Threshold
Fund	Class R-1 Shares	Class R-2 Shares	Class R-3 Shares
Target Fund[1]	0.92%	0.72%	0.52%

[1]

SFIMC and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Target Fund to prevent the Target Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by SFIMC at any time.

A discussion of the basis for the Target Board’s most recent approval of the Target Trust Management Agreement is available in the Target Trust’s semi-annual shareholder report for the six-month period ended June 30, 2017.

Acquiring Fund

The Acquiring Trust, on behalf of the Acquiring Fund, has an investment advisory agreement with BAL (the “Acquiring Fund Management Agreement”) pursuant to which BAL serves as manager to the Acquiring Fund. Pursuant to the Acquiring Fund Management Agreement, BAL is entitled to fees computed on a daily basis and payable monthly.

Under the Acquiring Fund Management Agreement, the maximum annual fee rate payable by the Acquiring Trust to BAL is 0.50% of the average daily net assets of the Acquiring Fund.

BAL has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, if any) of Investor A Shares of the Acquiring Fund at the level shown below. To achieve this expense cap, BAL has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

Provided that shareholders of the Target Fund approve the Reorganization, effective upon the closing of the Reorganization BAL has contractually agreed to waive and/or reimburse fees or expenses with respect to Investor A Shares of the Acquiring Fund in order to limit Total Annual Fund Operating Expenses to the amount noted in the table below.

Contractual Cap[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	0.42%

[1]

The contractual cap is in effect through August 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

[2]	As a percentage of average daily net assets.

BAL and the Acquiring Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Acquiring Fund to maintain minimum levels of daily net investment income. BAL and the Acquiring Fund’s distributor may discontinue this waiver and/or reimbursement at any time without notice.

A discussion of the basis for the Acquiring Board’s approval of the Acquiring Fund Management Agreement with BAL is included in the Acquiring Fund’s semi-annual shareholder report for the fiscal period ended October 31, 2017.

Combined Fund

The Acquiring Fund Management Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund. Effective upon the closing of the Reorganization, there will be contractual expense caps applicable to the Combined Fund as described above.

BAL will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of the Target Trust Management Agreement and the Acquiring Fund Management Agreement are described below.

Terms of the Management Agreements.

Pursuant to the Target Trust Management Agreement, SFIMC: (1) acts as the Target Fund’s investment adviser; (2) manages the Target Fund’s investments; (3) administers the Target Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Target Trust, without compensation from the Target Trust, if duly elected or appointed.

The Target Trust Management Agreement may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Target Board or by vote of a majority of the outstanding shares of the Target Trust and, in either case, by vote of a majority of the trustees who are not interested persons of any party to such agreement, except in their capacity as trustees of the Target Trust, cast in person at a meeting called for the purpose of voting on such approval. The Target Trust Management Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

The Acquiring Fund Management Agreement generally provides that, subject to the direction and control of the Acquiring Board, BAL will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Acquiring Fund’s assets, and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Acquiring Fund, and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Acquiring Fund, (b) supervise continuously the investment program of the Acquiring Fund and the composition of its investment portfolio, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Acquiring Fund; and (d) provide investment research to the Acquiring Fund. BAL will provide the services in accordance with the Acquiring Fund’s investment objectives and policies as stated in its registration statement and the resolutions of the Acquiring Board. In addition, the Acquiring Fund Management Agreement further provides that BAL will furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Acquiring Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) for the Acquiring Fund, and to the extent requested by the Acquiring Fund, BAL will also provide certain administrative services.

Unless earlier terminated as described below, the Acquiring Fund Management Agreement will remain in effect from year to year if approved annually (a) by the Acquiring Board or by a vote of a majority of the outstanding voting securities of the Acquiring Fund and (b) by a majority of the trustees or directors of the Acquiring Fund who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party. The Acquiring Fund Management Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Acquiring Fund.

Administration Agreements

Target Fund

SFIMC provides both investment advisory and administration services to the Target Trust under the Target Trust Management Agreement, as is described more fully in the Target Trust Management Agreement. As described previously, the Target Fund pays SFIMC a management fee, computed daily and payable monthly, which is based on the Target Fund’s average daily net assets.

As discussed in the section entitled “Investment Advisory and Management Agreements” above, SFIMC has agreed to reimburse the Target Fund if, and to the extent, the Target Fund’s total annual operating expenses exceed specified percentages of the Target Fund’s average net assets, excluding acquired fund fees and expenses reflected in the Target Fund’s Prospectuses.

Acquiring Fund

BAL provides both investment advisory and administration services to the Acquiring Fund under the Acquiring Fund Management Agreement, as is described more fully in “Investment Advisory and Management Agreements—Acquiring Fund” above. As described previously, the Acquiring Fund pays BAL a management fee, computed daily and payable monthly, which is based on the Acquiring Fund’s average daily net assets.

Pursuant to the Shareholders’ Administrative Services Agreement, BAL provides certain shareholder liaison services in connection with the Acquiring Trust’s investor service center. The Acquiring Trust, on behalf of the Acquiring Fund, reimburses BAL for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

Combined Fund

The Acquiring Fund Management Agreement will remain in place following the Reorganization and the fee rates of the Combined Fund under the Acquiring Fund Management Agreement and the Shareholders’ Administrative Services Agreement will be identical to the current fees rates applicable to the Acquiring Fund.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	State Farm VP Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	JPMorgan Chase Bank, North American Insurance Securities Services 4 New York Plaza, 15th Floor New York, New York 10004	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Transfer Agent	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	[ ]	[ ]
Accounting Services Provider	State Farm Investment Management Corp. One State Farm Plaza Bloomington Illinois 61710-0001	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Fund Counsel	Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributors; Distribution and Service Fees

State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, serves as the principal underwriter and distributor for the continuous offering of shares of the Target Fund. State Farm VP Management Corp. is a registered broker-dealer, a member of the Financial Industry Regulatory Authority and a wholly owned subsidiary of SFIMC.

BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, an affiliate of BAL, acts as the Acquiring Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of the Target Fund are subject to an annual 12b-1 distribution fee, expressed as a percentage of the Target Fund’s average daily net assets attributable to the share class to the extent shown in the table below. The share classes of the Target Fund are also subject to a shareholder services fee expressed as a percentage of the Target Fund’s average daily net assets attributable to the share classes to the extent shown in the table below. The rates for these fees are set forth below:

Share Class	Annual Distribution Fee Rate	Annual Service Fee Rate
Class A Shares[1]	0.15%	None
Class B Shares[1]	0.55%	None
Legacy Class B Shares[1]	0.55%	None
Premier Shares[1]	0.15%	None
Class R-1 Shares[1]	0.40%	None
Class R-2 Shares[1]	0.20%	None
Class R-3 Shares[1]	None	None
Institutional Shares[1]	None	None

[1]	Shareholders of each class of the Target Fund will receive Investor A Shares of the Acquiring Fund in connection with the Reorganization.

Effective for transactions occurring on or after April 1, 2017, State Farm VP Management Corp. waives receipt of all sales charges disclosed in this Combined Prospectus/Proxy Statement and no sales charges disclosed in this Combined Prospectus/Proxy Statement apply to transactions in the Target Fund occurring on or after April 1, 2017. Effective April 1, 2017, State Farm VP Management Corp. waives receipt of all Rule 12b-1 Distribution and Service fees disclosed in this Combined Prospectus/Proxy Statement, and no Rule 12b-1 Distribution and Service fees apply with respect to the Target Fund on or after April 1, 2017. State Farm VP Management Corp. will discontinue waiving receipt of sales charges and Rule 12b-1 Distribution and Service fees if and when State Farm VP Management Corp. permits its registered representatives to resume their sales and servicing roles with respect to Target Fund shares and Target Fund shareholders. However, if you purchase shares of the Combined Fund after the closing of the Reorganization, all applicable sales charges and/or CDSCs will apply to such purchases and/or redemptions of such shares in the Combined Fund.

The share classes of the Acquiring Fund are subject to annual distribution fees and/or service fees at the following rates, expressed as a percentage of the Acquiring Fund’s average daily net assets attributable to the share class:

Share Class	Annual Distribution Fee Rate	Annual Service Fee Rate
Investor A Shares	None	None

The Acquiring Fund also currently offers Investor B Shares and Investor C Shares. No shares from these share classes will be issued in the Reorganization.

Combined Fund. Following the closing of the Reorganization, the distribution and service fees of the Combined Fund will be the same as the distribution and service fees of the Acquiring Fund.

Dividends and Distributions

It is the Target Trust’s intention to distribute substantially all of the net investment income, if any, of the Target Fund. The Target Fund declares dividends daily and pays dividends monthly on the last business day of the month. Capital gain distributions on the Target Fund, if any, are generally paid annually. All dividends and distributions will be reinvested in additional full or fractional shares of the Target Fund unless the Target Fund shareholder previously has elected to receive dividends and distributions in cash.

The Acquiring Fund will distribute dividends of net investment income, if any, monthly and net realized capital gains, if any, at least annually. Income dividends are declared daily and reinvested monthly and capital gain dividends are reinvested at least annually in the form of additional shares at net asset value. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of the Acquiring Fund at NAV without a sales charge.

Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by its Combined Fund. Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below).

Purchase, Redemption, Exchange and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus for their applicable share class (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, redemption, exchange and valuation of shares of Investor A Shares of the Acquiring Fund, which policies and procedures will be the same for its corresponding share class of the Combined Fund, respectively, following the closing of the Reorganization.

Purchasing Shares. The Acquiring Fund offers its Investor A Shares to the public on a continuous basis. Investors may purchase Acquiring Fund Investor A Shares either through their financial intermediary or directly through BAL or one of its affiliates by phone, mail or Internet. You can also acquire Investor A Shares by exchange from Investor A Shares or Institutional Shares of a fund advised by BlackRock or an affiliate, subject to certain eligibility requirements. Acquiring Fund Investor A Shares may be purchased at the Acquiring Fund’s NAV. The Acquiring Fund’s NAV is calculated each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of Acquiring Fund Investor A Shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at NAV determined that day. Purchase orders placed after that time will be priced at NAV determined on the next business day. The Acquiring Fund limits Internet purchases in Investor A Shares of the Acquiring Fund to $25,000 per trade; different maximums may apply to certain investors.

Investor A Shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances.

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by an investor’s financial intermediary, but in no event later than the determination of the NAV (generally 4:00 p.m. Eastern time). If payment is not received by this time, the order will be canceled and the investor and the financial intermediary will be responsible for any loss to the Acquiring Fund.

For Investor A Shares purchased directly from the Acquiring Fund, a check payable to “BlackRock Funds” which bears the name of the Acquiring Fund must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Acquiring Fund does not accept third-party checks. An investor may also wire Federal funds to the Acquiring Fund to purchase shares, but the investor must call (800) 441-7762 before doing so to confirm the wiring instructions.

Redeeming Shares. Shareholders may redeem Investor A Shares of the Acquiring Fund shares through their financial intermediary or directly through BAL or one of its affiliates by phone, mail or Internet. The Acquiring Fund does not charge redemption fees; however, a maximum CDSC of 1.00% may apply to certain redemptions of Investor A Shares of the Acquiring Fund purchased in an exchange transaction for Investor A Shares of a Non-Money Market BlackRock Fund where no initial sales charge was paid at the time of purchase of such Non-Money Market BlackRock Fund as part of an investment of $1,000,000 (lesser amounts may apply depending on the Non-Money Market BlackRock Fund) or more. The Acquiring Fund Investor A Shares are redeemed at NAV, which is calculated each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The price of the Acquiring Fund’s Investor A Shares is based on the next calculation of the Acquiring Fund’s NAV after an order is placed. For a redemption request to be priced at NAV on the day of the request, shareholders must submit the request prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at NAV at the close of business on the next business day.

A shareholder can make redemption requests through the shareholder’s financial intermediary. Certain financial intermediaries may charge a fee to process a redemption of shares. The Acquiring Fund may reject an order to sell shares under certain circumstances.

For Investor A Shares of the Acquiring Fund held directly with BlackRock, a shareholder may redeem by telephone, the Acquiring Fund’s automated voice response unit (“VRU”), Internet and writing. If redeeming by telephone, Investor A Shares held directly at BlackRock may be redeemed if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through Automated Clearing House (“ACH”) or wire transfer. If redeeming by the Acquiring Fund’s VRU service, proceeds for Investor A Shares redeemed by the VRU service may be paid for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. If redeeming by Internet, proceeds for Investor A Shares redeemed by Internet may be paid for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. BlackRock will typically mail redemption proceeds one business day following receipt of a properly completed redemption request, but in any event, within seven days. If wire transfer is elected, proceeds for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day are normally pad in Federal funds wired to the redeeming shareholder on the same business day, provided that the Acquiring Fund’s custodian is also open for business. If redeeming via ACH, pay out for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours), provided that the Acquiring Fund’s custodian is also open for business. The Acquiring Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Acquiring Fund, an earlier payment could adversely affect the Acquiring Fund. No charge for sending redemption payments via ACH is imposed by the Acquiring Fund.

Under normal and stressed market conditions, the Acquiring Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Exchanging Shares. Investor A Shares of the Acquiring Fund are generally exchangeable for shares of the same class of another fund in the BlackRock mutual fund complex. Shareholders can exchange $1,000 or more of Investor A Shares from one fund into the same class of another fund which offers that class of shares (shareholders can exchange less than $1,000 of Investor A Shares if they already have an account in the fund into which they are exchanging) if you acquired your Investor A Shares by means other than an exchange. If you acquired your shares upon an exchange from a BlackRock Fund, no minimum amount is required to be exchanged. Shares are exchanged at NAV.

Investors may only exchange into a share class and fund that are open to new investors or in which the investor has a current account if the fund is closed to new investors.

Some of the funds in the BlackRock mutual fund complex impose a sales charge. Therefore, with respect to the Acquiring Fund, the exchange of Investor A Shares may be subject to that sales charge. A shareholder’s holding period of Target Fund shares will not count towards any holding period applicable for purposes of such sales charge.

To exercise the exchange privilege, investors may contact their financial intermediary. Alternatively, if an investor’s account is held directly with BlackRock, the investor may: (i) call (800) 441-7762 and speak with one of BlackRock’s representatives, (ii) make the exchange via the Internet by accessing the investor’s account online at www.blackrock.com, or (iii) send a written request to the Acquiring Fund at the address on the back cover of its Prospectus.

Although there is currently no limit on the number of exchanges that an investor can make, the exchange privilege may be modified or terminated at any time in the future. The Acquiring Fund may suspend or terminate an investor’s exchange privilege at any time for any reason, including if the Acquiring Fund believes, in its sole discretion, that the investor is engaging in market timing activities. For U.S. federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult a tax adviser or other financial intermediary before making an exchange request.

Comparison of Valuation Policies.

Acquiring Fund

When you buy Acquiring Fund shares, you pay the NAV (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their NAV. The Acquiring Fund calculates the NAV of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The NAV used in determining your share price is the next one calculated after your purchase or redemption order becomes effective.

The amortized cost method is used in calculating the NAV, meaning that the calculation is based on a valuation of the assets held by the Acquiring Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. Generally, trading in foreign securities, U.S. Government securities, money market instruments, and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund’s shares are determined as of such times.

The Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the NAV next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Target Fund

The offering price of the shares of the Target Fund is its NAV. NAV is calculated by adding all of the assets of the Target Fund, subtracting the Target Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of the Target Fund. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business.

The NAV for the Target Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern time), on each day when the NYSE is open for business. Shares of the Target Fund will not be priced on days when the NYSE is closed.

All of the assets of the Target Fund are valued on the basis of amortized cost in an effort to maintain a constant NAV of $1.00 per share. The Target Board has determined this to be in the best interests of the Target Fund. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Target Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

Combined Fund

Following the closing of the Reorganization, the Combined Fund’s valuation policies will be those of the Acquiring Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

Acquiring Fund. If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary, the Acquiring Fund and BlackRock Investments, LLC, or its affiliates, may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Acquiring Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Target Fund. If you purchase shares of the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund and its related companies may pay the intermediary for the sale of Target Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Target Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s and Target Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s and Target Fund’s Statements of Additional Information, respectively.

Market Timing Trading Policies and Procedures

Acquiring Fund. The Acquiring Board has evaluated the risks of market timing activities by the Acquiring Fund’s shareholders and determined that due to (i) the Acquiring Fund’s policy of seeking to maintain the Acquiring Fund’s NAV per share at $1.00 each day, (ii) the nature of the Acquiring Fund’s portfolio holdings, and (iii) the nature of the Acquiring Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Acquiring Fund’s shareholders or (b) any attempts to market time the Acquiring Fund by shareholders would result in a negative impact the Acquiring Fund or its shareholders. As a result, the Acquiring Board has not adopted policies and procedures to deter short-term trading the Acquiring Fund. See the Acquiring Fund’s Prospectus—“Account Information—Short-Term Trading Policy.”

Target Fund. The Target Fund is not an appropriate investment for short-term investors who desire to trade the Target Fund frequently in anticipation of, or reaction to, short term market price movement. The Target Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Target Fund. Market timing risks include the dilution in value of Target Fund shares held by the Target Fund’s other shareholders; interference with the efficient management of the Target Fund’s portfolio; and increased administrative costs for all Target Fund shareholders. The Target Board has adopted the following policies and procedures to discourage market timing:

•	The Target Fund reserves the right to reject any purchase request. A purchase request could be rejected due to its timing, amount or history of trading.

The documents provided by your plan sponsor or administrator may limit the number of times that you can exchange out of the Target Fund and into another fund.

See the Target Fund’s Prospectus—“Excessive Trading/Market Timing.”

FINANCIAL HIGHLIGHTS

The financial highlights table for the Investor A Shares of the Acquiring Fund that is contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by [                ]. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 447-4930.

	BlackRock Summit Cash Reserves Fund
	Investor A
(For a share outstanding throughout each period)	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0006		0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0006		0.0000		0.0000		0.0000		0.0000		0.0000

Distributions:(b)
From net investment income	(0.0006)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0006)		(0.0000)		(0.0000)		(0.0000)		(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.06	%(e)	0.00%		0.00%		0.00%		0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.89	%(f)	0.81%		0.84%		0.89%		0.84%		0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89	%(f)	0.51%		0.30%		0.23%		0.23%		0.30%

Net investment income	0.11	%(f)	0.00%		0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$44,281		$55,609		$63,096		$44,942		$45,675		$44,976

(a)	Amount is less than $0.00005 per share.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.00005) per share.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

Under the Reorganization Agreement, the Reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares (including fractional shares) by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust. Current shareholders of Class A, Class B, Legacy Class B, Premier, Class R-1, Class R-2, Class R-3 and Institutional Shares of the Target Fund will own Investor A Shares of the Combined Fund. The number of Acquiring Fund Shares that the Target Fund’s shareholders receive will depend on the relative NAV of the Acquiring Fund Shares issued to the applicable share class of the Target Fund computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”), after the declaration and payment of the dividends and/or other distributions. Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures.

The Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of the Target Fund on or as soon as practicable after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed on or as soon as practicable after the Closing Date in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund will be abolished as a series of the Target Trust under Delaware state law.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization. Upon the approval of the Reorganization, Target Fund shareholders will not need to take any additional action and Target Fund shares will be exchanged for applicable shares of the Acquiring Fund pursuant to the Agreement and Plan of Reorganization. Each Fund has made certain standard representations and warranties to each other regarding organization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Target Board and the Acquiring Board;

•	the approval of the Reorganization Agreement by the shareholders of the Target Fund;

•

the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•	the declaration of a dividend or dividends by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties, either before or after approval thereof by the shareholders of the Target Fund.

The Target Board, including all of the Independent Trustees, recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

SFIMC), after a review of the nature and goals of its mutual fund advisory business, determined to reduce the extent of its mutual fund advisory business activities. As a result of this review and in consideration of the nature of the Target Fund’s shareholder base, including the desire for State Farm Mutual Automobile Insurance Company (“SFMAIC”) agents to continue to maintain their relationship with those clients/shareholders, SFIMC presented the Target Board with information on possible strategic dispositions within its mutual fund business, including relating to the Target Fund. After considering and evaluating several possible prominent and well-managed mutual fund complexes, SFIMC recommended that the Target Board approve the Reorganization of the Target Fund with and into the Acquiring Fund.

The Target Board discussed and considered matters relating to the proposed Reorganization at meetings held in the fourth quarter of 2017 and the first and second quarters of 2018 (collectively, the “State Farm Merger Evaluation Meetings”). During the course of the State Farm Merger Evaluation Meetings, the Target Board requested, received and discussed information from various parties, including from SFIMC and BAL, regarding (i) the structure, terms and conditions and anticipated timeline of the Reorganization; (ii) the rationale for the Reorganization, as well as comparative data and information with respect to the Target Fund and Acquiring Fund; (iii) the expected impact of the Reorganization on the Target Fund and its shareholders; (iv) BAL’s organization, personnel and affiliates; (v) BAL’s investment philosophy and process; (vi) BAL’s experience in providing investment advisory services to mutual funds; (vii) BAL’s operational, legal and compliance capabilities, as well as its financial conditions and resources; (viii) the services provided by, and BAL’s administration and oversight of, the Acquiring Fund’s third-party service providers; and (ix) the composition and governance of the Acquiring Trust’s Board of Trustees (the “Acquiring Board”). The Target Board also received and considered information from counsel to the Independent Trustees regarding the duties of the Target Board in considering the Reorganization. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions. In addition, during several State Farm Merger Evaluation Meetings, the Independent Trustees of the Target Board met with a number of management personnel of BAL, as well as the Chief Compliance Officer of the Acquiring Trust. In addition, the chair of the Acquiring Board and directors/trustees of certain other BlackRock mutual funds advised by BAL or its affiliates also met in person or via videoconference with the entire Target Board.

At a meeting held on May 23, 2018 at 8:00 a.m. (the “Approval Meeting”), the Target Board, including all of the Independent Trustees, unanimously approved the Agreement and Plan of Reorganization and voted to recommend that the shareholders of the Target Fund also approve the Agreement and Plan of Reorganization. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Target Board considered a number of factors presented at the time of the State Farm Merger Evaluation Meetings, including, but not limited to, the following:

•	The reputation, financial strength and resources of BAL;

•	The investment experience, expertise, personnel, operations and compliance program of BAL and its parent company, BlackRock, Inc.;

•

The investment objective, principal investment strategies, and risks of the Target Fund are substantially similar or similar to the investment objective, principal investment strategies, and risks of the Acquiring Fund, though there are some important differences in the principal investment strategies;

•	The current asset allocation of the Target Fund and the Acquiring Fund;

•	The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund;

•

The advisory fee rate to be paid by the Combined Fund is higher than current advisory fee rate of the Target Fund, but the Combined Fund will have a lower overall expense ratio (after waivers and expense reimbursements) following the proposed Reorganization;

•	The nature, quality and extent of the services to be provided by BAL to the Combined Fund;

•

BAL’s commitment that annual total expense ratio of Investor A Shares of the Combined Fund (after waivers and expense reimbursements) will be lower than the annual total expense ratio (after waivers and expense reimbursements) of the applicable share class of the Target Fund until at least August 31, 2021;

•	The differences in rights and privileges between the Target Fund share classes and the corresponding Acquiring Fund share classes;

•	The differences in the CDSCs and 12b-1 fees between the Target Fund’s share classes and the Acquiring Fund’s share classes;

•

There is not expected to be any diminution in the nature, quality and extent of services provided to the Combined Fund and its shareholders from the services provided to the Target Fund and its shareholders as a result of the Reorganization, including the transition from the Target Fund’s current service providers to the Acquiring Fund’s service providers;

•	The historical performance records of the Target Fund and the Acquiring Fund;

•	The access to BAL’s and/or BRIL’s distribution channels may create the potential for broader asset growth and a more stable asset base;

•	Shareholders of the Target Fund are expected to face no adverse tax consequences as a result of the Reorganization;

•	The composition and qualifications of the Acquiring Board;

•	The terms and conditions of the Agreement and Plan of Reorganization;

•	All costs associated with the Target Fund’s participation in the proposed Reorganization are expected to be borne by SFIMC or its affiliates as a result of the Target Fund’s expense limitation and/or

SFIMC’s agreement that the current shareholders will not bear any costs of the Reorganization, and not by the shareholders of the Target Fund other than any portfolio transaction costs relating to any realignment of the Target Fund’s portfolio with that of the Acquiring Fund prior to and/or after the Reorganization);

•	No sales charge, CDSC, commission, redemption fee or other transactional fee will be charged as a result of the proposed Reorganization;

•	The potential transaction costs relating to any realignment of the Target Fund’s portfolio as a result of the proposed Reorganization;

•

The difference in the corporate structure of the Target Trust, which is a Delaware statutory trust, and the Acquiring Trust, which is a Massachusetts business trust, is not anticipated to negatively affect shareholders; and

•	Possible alternatives to the Reorganization, including the liquidation of the Target Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to any of the tax aspects described below. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Dechert LLP, tax counsel to the Acquiring Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to shareholders of the Target Fund in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of the shareholder’s shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Dechert LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. For the Reorganization, in rendering the opinion, Dechert LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. For the Reorganization, the opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution or distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund in non-tax qualified accounts.

It is not expected that significant capital loss carryforwards will be forfeited as a result of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. While such redemptions are taxable transactions, the redemptions are unlikely to result in recognition of gain or loss for U.S. federal income tax purposes because of the Target Fund’s policy of maintaining a stable NAV of $1.00 per share (although it is possible that it may not be able to do so). Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

Regardless of whether the Reorganization is approved, neither the Acquiring Fund nor the Target Fund will ultimately bear any costs associated therewith, other than as noted below. BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization, including auditor and legal fees of the Acquiring Fund, and the costs of preparing and filing the Combined Prospectus/Proxy Statement. Although the Target Fund will pay its portion of the expenses incurred in connection with the Reorganization, which is estimated to be $90,000.00 for Proposal 1, and includes legal fees, auditor fees, solicitation fees, and fees of printing and mailing the Combined Prospectus/Proxy Statement, SFIMC or its affiliates will reimburse the Target Fund for such expenses through waivers.

Notwithstanding the foregoing, if the Reorganization is approved, the Acquiring Fund will bear the legal fees associated with counsel to the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust. If the Reorganization is not approved, however, BAL or its affiliates will directly bear such legal fees.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Target Board, costs incurred in connection with the Target Board meetings and preparing the minutes of the Target Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with the Target Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Agreement Between SFIMC and BlackRock

SFIMC has entered into a Framework Agreement (“Framework Agreement”) with BlackRock regarding the transfer and delivery by SFIMC to BlackRock, of certain books and records that SFIMC maintains for the Target Fund. The transfer and delivery of such books and records, and certain other obligations of the parties, is contingent upon shareholder approval of the Reorganization, among other things. Assuming shareholder approval is obtained, and the other conditions in the Framework Agreement and in the Reorganization Agreement are met, shareholders of the Target Fund will become shareholders of the Acquiring Fund.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund directly or indirectly will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Dechert LLP, tax counsel to the Acquiring Fund. Certain legal matters of Massachusetts law concerning the issuance of shares of the Acquiring Fund will be passed on by Morgan, Lewis & Bockius LLP, which serves as Massachusetts counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth: (i) as of December 31, 2017, the unaudited capitalization of Class A, Class B, Legacy Class B, Premier, Class R-1, Class R-2, Class R-3 and Institutional Shares, as applicable, of the Target Fund; (ii) as of December 31, 2017, the unaudited capitalization of Investor A Shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of Investor A Shares of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Target Fund and Acquiring Fund:

	Target Fund Class A Shares	Target Fund Class B Shares	Target Fund Legacy Class B Shares	Target Fund Premier Shares	Target Fund Class R-1 Shares	Target Fund Class R-2 Shares	Target Fund Class R-3 Shares	Target Fund Institutional Shares	Acquiring Fund Investor A Shares	Pro Forma Adjustments	Combined Fund Pro Forma Investor A Shares[1]
Net Assets	$100,012,252	$225,309	$255,340	$122,366,602	$4,246,196	$14,645,404	$1,826,119	$73,841,640	$46,079,290		$363,498,153
Shares Outstanding	100,021,251	225,310	255,349	122,366,603	4,246,196	14,645,403	1,826,120	73,841,643	46,078,834	317,415,690	363,494,524
NAV per Share	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

1 Assumes the Reorganization had taken place on December 31, 2017.

Shareholder Information

As of the close of business on May 25, 2018 (the “Record Date”), there were [                ] shares of the Target Fund outstanding. As of such date, the Trustees and officers of the Target Trust as a group owned less than 1% of the outstanding shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Target Fund

Name	Address	Class	% of Class	% of Fund	% of Combined Fund After Reorganization
[•]	[•]	[•]	[•]%	[•]%	[•]%
[•]	[•]	[•]	[•]%	[•]%	[•]%

*	Record holder that does not beneficially own the shares.

As of the Record Date, there were [                ] shares of the Acquiring Fund outstanding. As of such date, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of the outstanding shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Acquiring Fund

Name	Address	Class	% of Class	% of Fund	% of Combined Fund After Reorganization
[•]	[•]	[•]	[•]%	[•]%	[•]%

*	Record holder that does not beneficially own the shares.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of the Target Fund or the Acquiring Fund, or is identified as the holder of record of more than 25% of the Target Fund or the Acquiring Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Fund is a series of the Target Trust, a statutory trust formed under the laws of the State of Delaware. Under the Target Trust’s organizational documents, the Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

The Acquiring Fund is a series of the Acquiring Trust, which was organized as a Massachusetts business trust. Under the Acquiring Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.10 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to the Acquiring Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

The shares of the Target Fund and the Acquiring Fund have no conversion or exchange rights except as the Target Board or the Acquiring Board, respectively, may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of the Target Fund. There are no preemptive rights in connection with the shares of the Acquiring Fund. In respect of any merger, consolidation or the sale or exchange of all or substantially all of the assets of the Acquiring Fund, the Acquiring Fund’s Declaration (as defined below) provides that any Acquiring Fund shareholder shall be entitled to rights of appraisal of his Acquiring Fund shares to the same extent as a shareholder of a Massachusetts business corporation in respect of a merger, consolidation, sale or exchange of assets of a Massachusetts business corporation, and such rights shall be his exclusive remedy in respect of his dissent from any such action. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Massachusetts Business Trusts and Delaware Statutory Trusts

The following description is based on relevant provisions of the Delaware Statutory Trust Act (the “Delaware Act”), applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Delaware Act, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a Massachusetts business trust, such as the Acquiring Trust, of which BlackRock Summit Cash Reserves Fund is a series, is governed by the trust’s declaration of trust or similar instrument. For the Acquiring Fund, it is the Acquiring Fund’s Declaration of Trust, as amended (the “Acquiring Trust Declaration”) and Amended and Restated By-Laws (the “Acquiring Trust By-Laws” and, together with the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded statutory limitation of personal liability from the trust’s liabilities. Instead, a trust’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. Courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Acquiring Trust Declaration contains such provisions.

A fund established as a series of a Delaware statutory trust, such as the Target Trust, of which the Target Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For the Target Fund, it is the Target Trust’s Amended and Restated Declaration of Trust, as amended, (the “Target Trust Declaration”) and Bylaws (the “Target Trust Bylaws” and together with the Target Trust Declaration, the “Target Trust Governing Documents”). As is common for Delaware statutory trusts, internal governance matters of the Target Trust are generally a function of the terms of the Target Trust Declaration. The Target Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Delaware Trust Declaration provides that its shareholders are not personally liable for the debts or obligations of the trust, and also provide that a shareholder of the Target Fund shall be indemnified out of the assets of the trust held with respect to the Target Fund (or an applicable class thereof) against liability arising solely from the shareholder’s or ownership of shares in the Target Fund.

Massachusetts Business Trusts

The Acquiring Fund is governed by the Acquiring Trust Governing Documents. Under the Acquiring Trust Declaration, any determination as to what is in the interests of the Acquiring Trust made by the trustees in good faith is conclusive, and in construing the provisions of the Acquiring Trust Declaration, there is a presumption in favor of a grant of power to the trustees. Further, the Acquiring Trust Declaration provides that certain determinations made in good faith by the trustees shall be conclusive. The following is a summary of some of the key provisions of the Acquiring Trust Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Acquiring Trust Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets and certain amendments to the Acquiring Trust Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Acquiring Trust Governing Documents, or as otherwise determined by the trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by a majority of the trustees or by any trustee upon the written request of shareholders of any series owning at least ten percent of the outstanding shares of such series entitled to vote. The Acquiring Trust By-Laws provide that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes entitled to be cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law or the Acquiring Trust Governing Documents, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the subject matter is required to approve a matter.

Election and Removal of Trustees

The Acquiring Trust Declaration provides that the trustees determine the size of the board of trustees, subject to a minimum of three and maximum of fifteen, and trustees hold office until a successor has been elected and is qualified to serve. It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by the vote of a majority of the shares present and entitled to vote at a meeting of shareholders where a quorum is present. A trustee may be removed at any time with cause by action of at least two-thirds of the remaining trustees or a trustee may be removed at a special meeting of shareholders by a vote of two-thirds of the outstanding shares.

Issuance of Shares

Under the Acquiring Trust Declaration, the trustees are permitted to issue an unlimited number of shares on such terms as the trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes

The Acquiring Trust Declaration gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes.

Amendments to Acquiring Trust Declaration

Amendments to the Acquiring Trust Declaration generally require a vote by a majority of the outstanding shares voting in the aggregate although amendments diminishing or eliminating voting rights or changing rights upon liquidation require the vote of shareholders holding two-thirds of the outstanding shares of each series. Certain amendments may be made by the trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Acquiring Trust Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Acquiring Trust and require the Acquiring Trust to indemnify a shareholder from any loss or expense arising by reason of his or her being or having been a shareholder. Similarly, the Acquiring Trust Governing Documents provide that any person who is a trustee, officer or employee of the Acquiring Trust is not personally liable to the Acquiring Trust or any of its shareholders other than arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Acquiring Trust Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Acquiring Trust Declaration also provides that trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Delaware Statutory Trusts

The Target Trust is governed by the Target Trust Governing Documents and the Delaware Act.

Member Voting

Unless otherwise provided in a declaration of trust, the Delaware Act vests the management of a trust in a trustee. The Target Trust Declaration vests management of the Target Trust and each series thereof (including the Target Fund) in the Trustees of the Target Trust and provides that each Trustee shall have all powers necessary and desirable to carry out that responsibility, including those specifically set forth in the Target Trust Declaration.

Under the Target Trust Declaration, the Trustees may sell, convey, and transfer the assets of the Target Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Target Trust to be held as assets belonging to another series of the Target Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Target Trust, shares corresponding to such other series) with such transfer either (i) being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred, or (ii) not being made subject to, or not with the assumption of, such liabilities.

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Trustees

The Target Trust Declaration provides that the number of Trustees which shall constitute the entire Target Board shall be not less than one (1) nor more than fifteen (15), which number may be increased or decreased by the Trustees, but shall never be less than the minimum number permitted by the Delaware Act. The Target Trust Declaration states that each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his or her successor is elected and qualified, and any Trustee who is appointed by the Trustees in the interim to fill a vacancy shall have the same remaining term as that of his or her predecessor, if any, or such term as the Trustees may determine. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by such Trustee and delivered or mailed to an appropriate officer. In addition, any Trustee may be removed with or without cause at any time: (1) by written instrument signed by two-thirds (2/3) of the number of Trustees in office prior to such removal, specifying the date upon which such removal shall become effective, or (2) by the affirmative vote of shareholders holding not less than two-thirds (2/3) of shares outstanding, cast in person or by proxy at any meeting called for that purpose.

Issuance of Shares

Under the Target Trust Declaration, the Trustees are authorized to issue an unlimited number of shares. Shareholders are not entitled to any pre-emptive rights other than such rights, if any, the Trustees in their discretion may determine. Shareholders have no appraisal rights with respect to their shares and, except as otherwise determined by resolution of the Trustees in their sole discretion, shall have no exchange or conversion rights with respect to their shares.

Series

The Target Trust Declaration provides that the Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate separate and distinct series of shares and with respect to any series of shares, to establish and designate separate and distinct classes of shares. The shares of the Target Trust shall be divided into one or more separate and distinct series or classes of a series as the Trustees shall from time to time establish and designate.

Amendments to the Target Trust Declaration

Except as otherwise specifically provided therein or as required by the 1940 Act or other applicable law, the Target Trust Declaration may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office. No amendment of the Target Trust Declaration or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to Trustees and officers thereunder with respect to any act or omission occurring prior to such amendment or repeal.

Shareholder, Trustee and Officer Liability

The Target Trust Declaration provides that, in case any shareholder or former shareholder of the Target Trust shall be held to be personally liable solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder shall be entitled out of the assets of the Target Trust to be held harmless from and indemnified against all loss and expense arising from such liability.

The Target Trust Declaration limits the liability to the Target Trust, or a series thereof, of a Trustee, officer, employee or agent of the Target Trust, including persons who serve at the request of the Target Trust as directors, trustees, officers, employees or agents of another organization in which the Target Trust has an interest as a shareholder, creditor or otherwise (the “Target Fund Covered Person”), by requiring the Target Trust to indemnify them against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. However, no indemnification will be provided to a Target Fund Covered Person for any liability to the Target Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Target Fund Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Target Trust Declaration further provides that the Trustees of the Target Trust are empowered to purchase and pay out of Target Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Target Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any employee thereof (or any person connected therewith), of the Target Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Target Trust would have the power to indemnify such person against such liability.

Derivative Actions

The Delaware Act permits a shareholder to bring a derivative action on behalf of a trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust. Under the Target Trust Declaration, before a shareholder of the Target Fund can bring a derivative action, the Target Trust Declaration provides that no action may be brought by a shareholder on behalf of the Target Trust unless shareholders owning no less than a majority of the then outstanding shares, or series or class thereof, join in the bringing of such action.

***

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Target Fund, the Target Trust, the Acquiring Fund and the Acquiring Trust, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Meetings

The Funds do not hold regular annual meetings of shareholders. Notwithstanding the special meeting to be held in connection with the proposed transaction, as a general matter, neither the Acquiring Fund nor the Target Fund intends to hold future regular annual or special meetings of its shareholders unless required by the Acquiring Trust Declaration or the Target Trust Declaration, as applicable, or the 1940 Act.

Since the Target Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Target Trust within a reasonable time prior to the next meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, One State Farm Plaza, Bloomington, Illinois 61710-0001.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Target Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [    ], 2018.

The Target Fund has retained Computershare Fund Services, located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $30,000 payable by SFIMC and/or its respective affiliates. Representatives of BAL and its affiliates and other representatives of the Target Fund may also solicit proxies.

Questions about Proposal 1 should be directed to State Farm toll-free at (800) 447-4930.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund with the Acquiring Fund (“Proposal 1”) and the solicitation of proxies by and on behalf of the Target Board for use at the Special Meeting. The Special Meeting will be held on Friday, September 14, 2018 at 8:00 a.m. (Central time), at the offices of State Farm Investment Management Corp. (“SFIMC”) at One State Farm Plaza, Bloomington, Illinois, 61710-0001, or at such later time as is made necessary by adjournment or postponement.

Each share of the Target Fund (including fractional shares) is entitled to one vote for each dollar of NAV represented by that share on all matters to which the holder of that share is entitled to vote. The table below sets forth the number of shares outstanding of each class of the Target Fund and the number of votes to which each such class is entitled as of the Record Date.

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)/ Number of Votes
STATE FARM MUTUAL FUND TRUST
Target Fund
Class A Shares	94,790,714	94,790,714
Class B Shares	226,104	226,104
Legacy Class B Shares	179,755	179,755
Premier Shares	119,256,804	119,256,804
Class R-1 Shares	3,789,397	3,789,397
Class R-2 Shares	12,801,258	12,801,258
Class R-3 Shares	1,873,111	1,873,111
Institutional Shares	77,301,493	77,301,493

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote for each dollar of NAV standing in such shareholder’s name on the books of each series and class in which such shareholder owns shares entitled to vote, with fractional shares voting proportionally.

Shareholder Approval — Quorum and Required Votes

Approval of the Reorganization Agreement, which provides for the Reorganization of the Target Fund with the Acquiring Fund, will require the affirmative vote of a majority of the outstanding voting shares of the Target Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes in the Target Fund, voting together as a single class. The Reorganization may not be approved by shareholders of the Target Fund. If the Reorganization is not approved by shareholders, the Target Board will consider other alternatives for the Target Fund, which may include seeking a merger with a different fund(s), the liquidation of the Target Fund(s) or continuing current operations of the Target Fund. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, SFIMC will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of the Target Fund’s shareholders.

The Target Board has fixed the close of business on May 25, 2018 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

With respect to the Target Fund, 30% of the outstanding shares of the Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting, provided, however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments.

Adjourned meetings may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

The Target Fund’s shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card, by returning the enclosed proxy card or by appearing in person at the Special Meeting. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Trust or by voting in person at the Special Meeting.

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the enclosed proxy card. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may vote by proxy by filling out the enclosed proxy card and returning it in the postage paid envelope provided. Please note that if you sign and date the proxy card, but do not indicate how the shares should be voted, the shares will be voted “For” the approval of Proposal 1.

Voting in Person. If you wish to vote in person at the Special Meeting, please complete the proxy card and bring it to the Special Meeting.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners.

Additional Information. Shareholders voting their proxies by Internet or Telephone need not return their proxy card by mail.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport.

Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at (866) 209-6472.

[                ], 2018

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

Fundamental Investment Restrictions:

The Acquiring Fund’s investment objective is a fundamental policy of the Acquiring Fund. In addition, the Acquiring Fund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or domestic bank money investments). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry, and investments in mortgage-related or asset-backed securities shall not be considered investments in the securities of issuers in a particular industry;

2.	Make investments for the purpose of exercising control or management;

3.	Underwrite securities of other issuers except insofar as the Acquiring Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities;

4.	Borrow money except that (i) the Acquiring Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Acquiring Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Acquiring Fund may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements. The Acquiring Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Acquiring Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with when-issued, reverse repurchase and forward commitment transactions and similar investment strategies;

5.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Acquiring Fund may invest in securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein and may hold and sell real estate acquired by the Acquiring Fund as a result of the ownership of such securities;

6.	Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time;

7.	Issue senior securities to the extent such issuance would violate applicable law;

8.	Purchase or sell commodities or contracts on commodities, except to the extent that the Acquiring Fund may do so in accordance with applicable law and the Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; and

9.	Make any investment that would be inconsistent with its classification as a diversified investment company under the 1940 Act.

Non-Fundamental Investment Restrictions:

The Acquiring Fund may not:

1.	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1); and

2.	Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Acquiring Fund currently does not intend to engage in short sales.

Except with respect to fundamental investment restriction (4), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Target Fund

Fundamental Investment Restrictions:

1.	DIVERSIFICATION. The Target Fund will not make any investment inconsistent with the Target Fund’s classification as a diversified company under the 1940 Act.

2.	INDUSTRY CONCENTRATION. The Target Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

3.	INTERESTS IN REAL ESTATE. The Target Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. The Target Fund will not underwrite securities of other issuers except insofar as the Target Trust may be deemed an underwriter under the 1933 Act in selling portfolio securities.

5.	BORROWING. The Target Fund will not borrow money, except that, for temporary purposes: (a) the Target Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Target Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Target Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

6.	LENDING. The Target Fund will not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Target Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. The Target Fund will not purchase or sell commodities or commodity contracts, except that the Target Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8.	SENIOR SECURITIES. The Target Fund will not issue senior securities except to the extent the activities permitted in Fundamental Investment Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

For the purposes of the restriction relating to industry concentration, the restriction noted above in Fundamental Investment Restriction No. 2 does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Non-Fundamental Investment Restrictions:

The Target Trust also has adopted the following additional investment restrictions applicable to the Target Fund. These are not fundamental and may be changed by the Target Board without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. The Target Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. The Target Fund may not purchase any securities on margin except in connection with investments of the Target Fund in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. The Target Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Target Fund except: (a) as may be necessary in connection with borrowings mentioned in Fundamental Investment Restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Target Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of the Target Fund in futures contracts or options on futures contracts.

4.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. The Target Fund may not purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

i.	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

ii.	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

In addition, the Target Fund will not invest in illiquid securities if immediately after the acquisition the Target Fund would have invested more than 5% of its total assets in illiquid securities.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Target Fund may invest in other investment companies in accordance with the restrictions imposed by the 1940 Act and the rules thereunder.

6.	INVESTMENT COMPANY NAMES. The Target Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Target Fund’s name, and the Target Fund will notify its shareholders at least 60 days prior to any change in such policy.

7.	FUND OF FUND INVESTMENTS. If the shares of the Target Fund are acquired by another fund of the Target Trust in accordance with to Section 12(d)(1)(G) of the 1940 Act, the Target Fund shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to Non-Fundamental Investment Restriction #5 above, the 1940 Act and the rules thereunder provide that one investment company (the “acquiring fund”) may invest in shares of another investment company (the “acquired fund”) to the extent that:

•	The acquiring fund does not acquire more than 3% of the acquired fund’s outstanding voting securities,

•	The acquiring fund does not acquire securities issued by the acquired fund having an aggregate value greater than 5% of the value of the total assets of the acquiring fund, and

•

The acquiring fund cannot acquire securities issued by the acquired fund if that acquisition would result in the acquiring fund owning securities of the acquired fund and all other investment companies having an aggregate value greater than 10% of the value of the total assets of the acquiring fund.

The normally applicable 3%, 5% and 10% limitations do not apply to a fund which is structured as a fund-of-funds. A fund-of-funds invests exclusively in U.S. Government securities, short-term paper and securities issued by other investment companies that are part of the same group of investment companies. Furthermore, Rule 12d1-1 under the 1940 Act allows an investment company in certain circumstances to invest in another investment company that is a money market fund without regard to the normally applicable 3%, 5% and 10% limitations. To rely on Rule 12d1-1, the acquiring fund may pay no sales charge or service fee in connection with the purchase, sale or redemption of securities issued by the money market fund, unless the acquiring fund’s investment adviser waives an equivalent amount of its fees.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                    ], 201[    ], by and between BlackRock Financial Institutions Series Trust, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), individually and with respect to BlackRock Summit Cash Reserves Fund, a separate series of the Acquiring Trust (the “Acquiring Fund”), State Farm Mutual Fund Trust, a registered investment company and a Delaware statutory trust (the “Selling Trust”), individually and with respect to State Farm Money Market Fund, a separate series of the Selling Trust (the “Target Fund”), and, solely for purposes of ARTICLE IX and XIII of this Agreement, BlackRock Advisors, LLC (“BlackRock”) and solely for purposes of ARTICLES V, IX and XIII of this Agreement, State Farm Investment Management Corp. (“State Farm”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund (referred to herein as the “assets of the Target Fund”) to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund’s Stated Liabilities” (as defined in paragraph 1.3) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust; the Target Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code (a “RIC”);

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “BlackRock Board,” with the members of the BlackRock Board referred to individually as the “BlackRock Trustees”), including a majority of the BlackRock Trustees who are not “interested persons,” as defined by the 1940 Act, of the Acquiring Trust, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Trust (the “State Farm Board,” with the members of the State Farm Board referred to individually as the “State Farm Trustees”), including a majority of the State Farm Trustees who are not “interested persons,” as defined by the 1940 Act, of the Selling Trust, on behalf of the Target Fund, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND

STATED LIABILITIES; AND LIQUIDATION OF THE TARGET FUND

1.1. THE EXCHANGE. Subject to the requisite approval of the Target Fund Shareholders (as defined in paragraph 1.5) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Target Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value of one Target Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows:

Target Fund Share Class	Acquiring Fund Share Class
Class A Shares	Investor A Shares
Class B Shares	Investor A Shares
Legacy Class B Shares	Investor A Shares
Premier Shares	Investor A Shares
Class R-1 Shares	Investor A Shares
Class R-2 Shares	Investor A Shares
Class R-3 Shares	Investor A Shares
Institutional Shares	Investor A Shares

1.2. ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets owned by the Selling Trust associated with the Target Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Selling Trust associated with the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 (the “Assets”).

The Target Fund shall, ten (10) days prior to the Closing Date (or such other date as may be agreed to by the parties), furnish the Acquiring Fund with: (a) a list of the Target Fund’s portfolio securities and other investments; and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose: as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the State Farm Board on behalf of the Target Fund; and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund shall, no later than three (3) days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to in subclauses (a) and (b) of this paragraph 1.2 that the Acquiring Fund would not be permitted to hold (i) under its investment objectives, policies and restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund’s Assets to the Acquiring Fund. If reasonably requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund’s before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the State Farm Board, on behalf of the Target Fund, or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3. LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (the “Stated Liabilities”). If prior to the Closing Date, the Acquiring Trust identifies a Stated Liability that the Acquiring Trust and the Selling Trust, on behalf of the Target Fund, mutually agree should not be assumed by the Acquiring Trust, such Stated Liability shall be excluded from the definition of Stated Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Trust and the Selling Trust at the Closing (the “Excluded Liabilities”).

1.4. STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made by the Selling Trust or the Target Fund prior to the Closing Date.

1.5. LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund in connection with the Reorganization. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the

Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund’s transfer agent.

1.7. TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8. REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns (for tax periods ending on or prior to the Closing Date) or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund. The Target Fund shall file such regulatory reports, tax returns or other documents on a timely basis (including any extension) up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.9. TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust’s governing documents, the laws of the State of Delaware and the federal securities laws.

1.10. BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11. ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1. VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund shares shall be the net asset value per share for the class computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Date”), after the declaration and payment of the dividends and/or other distributions pursuant to paragraph 7.8, using the “amortized cost method of valuation” as defined in Rule 2a-7(a)(2) under the 1940 Act in accordance with the Acquiring Fund’s valuation procedures.

2.2. VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, in accordance with the Acquiring Fund’s valuation procedures.

2.3. SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1. All Acquiring Fund shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

2.4. DIFFERENCES IN VALUATION PROCEDURES. The Selling Trust and the Acquiring Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund’s valuation procedures and those determined in accordance with the Acquiring Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1. CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2018 or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2. CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, [                    ] (the “Custodian”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, [                    ], for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3. EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either an appropriate officer of the Acquiring Trust or an appropriate officer of the Selling Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or of the Target Fund is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

3.4. TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, [                    ] (the “Transfer Agent”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the Valuation Date, and the class, number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE SELLING TRUST ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.

The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Target Fund shares under the Securities Act of 1933, as amended (the “1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Selling Trust, threatened. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) As of the date of this Agreement, the Selling Trust has provided the Acquiring Trust with such information relating to the Selling Trust and the Target Fund as is reasonably necessary for the Acquiring Trust to prepare a Registration Statement on Form N-14 , including a Combined Prospectus/Proxy Statement to be contained therein as so amended or supplemented (the “Registration Statement”) in compliance, in all material respects, with the requirements of the federal and state securities laws and the rules and regulations thereunder, and as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, such information does not and shall not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Trust and the Acquiring Fund furnished to the Selling Trust by the Acquiring Trust or the Acquiring Fund. Any written information regarding the Selling Trust and the Target Fund included in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Delaware law or any provision of the Selling Trust’s charter documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f) There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the currently effective registration statement for the Target Fund or in the Registration Statement. Neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged on or prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal years ended December 31, 2016 and December 31, 2017, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by [                    ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Selling Trust, no such disclosure will be required as of the Closing Date.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of [                    ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [                    ] there has not been (i) any pending or to the knowledge of the Selling Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the Target Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such applicable due dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Target Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any tax return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position. The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [                    ], 201[    ], there were outstanding [                    ] shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund shall, at the Valuation Date, be held by the persons and in the amounts set forth in the records of the

Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) Except as otherwise disclosed to the Acquiring Fund, at the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset value of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Delaware state law the Acquiring Trust, on behalf of the Acquiring Fund, shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the shareholder meeting record date, the Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the State Farm Trustees, on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Target Fund to fail to qualify as a RIC under the Code. The Target Fund does not and will not have any tax liability under the Code for any period ending on or before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. All dividends paid by the Target Fund at any time prior to the Closing Date have qualified or will qualify for the deduction for dividends paid as defined in Section 561 of the Code.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph (r) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Trustees of the Selling Trust, on behalf of the Target Fund, will call a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to seek to obtain approval of the transactions contemplated herein. Such meeting shall comply with all applicable laws and regulations.

(s) Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(t) Prior to the valuation of the Assets as of the Valuation Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund’s investment company taxable income for all its taxable years ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in all its taxable years ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

(u) (i) The Target Fund has not filed a report with the SEC pursuant to Part D of Form N-CR as a result of a deviation that persists at the Closing Date; (ii) the per share net asset value, determined based on the “amortized cost method of valuation” (as defined in Rule 2a-7(a)(7) under the 1940 Act) of the Target Fund as of the Valuation Date shall equal not less than $1.0000 per share; and (iii) the Target Fund shall not hold any assets other than assets that are “First Tier Securities” (as defined in Rule 2a-7 under the 1940 Act as in effect on July 14, 2014 as of the Valuation Date.

(v) At the Valuation Date and Closing Date, redemptions have not been temporarily suspended in the Target Fund pursuant to Rule 2a-7 nor has a discretionary liquidity fee been applied to redemptions pursuant to Rule 2a-7.

(w) There have been no miscalculations of the net asset value of the Target Fund or the net asset value per share of any class of shares of the Target Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(x) The Selling Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date.

(y) The Selling Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(z) The Selling Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(aa) The Target Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(bb) The Selling Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2. REPRESENTATIONS OF THE ACQUIRING TRUST ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a) The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Trust.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Acquiring Trust, threatened. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Trust by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Acquiring Trust nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, individually and on behalf of the Acquiring Fund, shall not result in the violation of Massachusetts law or any provision of the Acquiring Trust’s charter documents or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended [                    ], 201[    ], have been prepared in accordance with GAAP consistently applied and have been audited by [                    ], and such statements (true and complete copies of which have been furnished to the Target Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund’s reports on Form N-CSR and, to the knowledge of the Acquiring Trust, no such disclosure will be required as of the Closing Date.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of [                    ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [                    ], there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Acquiring Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any tax return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position. The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(k) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which, as of [                    ], 201[    ], there were outstanding [                    ] shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares [other than Investor B Shares of the Acquiring Fund that convert automatically into Investor A Shares of the Acquiring Fund after approximately eight or ten years as described in the Acquiring Fund’s prospectus incorporated by reference in the Registration Statement.] The Acquiring Fund’s Shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws.

(l) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, shall have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

(m) The Acquiring Trust, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the BlackRock Board, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(o) The information to be furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years and expects to continue to satisfy them. The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(q) Except for the Registration Statement effectiveness, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

(r) (i) The Acquiring Fund has not filed a report with the SEC pursuant to Part D of Form N-CR as a result of a deviation that persists at the Closing Date; (ii) the per share net asset value, determined based on the “amortized cost method of valuation” (as defined in Rule 2a-7(a)(2) under the 1940 Act) of the Acquiring Fund as of the Valuation Date shall equal not less than $1.0000 per share; and (iii) the Acquiring Fund shall not hold any assets other than assets that are “First Tier Securities” (as defined in Rule 2a-7 under the 1940 Act as in effect on July 14, 2014), as of the Valuation Date.

(s) At the Valuation Date and Closing Date, redemptions have not been temporarily suspended in the Acquiring Fund pursuant to Rule 2a-7 nor has a discretionary liquidity fee been applied to redemptions pursuant to Rule 2a-7.

(t) The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund.

(u) The Acquiring Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(v) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST/CORPORATION, ACQUIRING FUND,

SELLING TRUST AND THE TARGET FUND

5.1. OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and any other distributions that may be advisable. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate the transfer of Assets at the Closing Date, BlackRock may request in writing that State Farm use commercially reasonable efforts, subject to State Farm’s fiduciary duty, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three business days prior to the Valuation Date. State Farm agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2. STATEMENT OF ASSETS AND STATED LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund five (5) business days prior to the Closing Date a statement of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing (1) an updated statement of Assets and Stated Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3. ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records related to the assets and stated liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4. ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. CONTRACT TERMINATION. The Selling Trust, on behalf of the Target Fund, shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities, and the Acquiring Trust shall have received written assurances from the Selling Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.6. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7. STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8. UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements shall represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with GAAP applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9. PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Selling Trust and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Dechert LLP).

5.11. REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13. AUTHORIZATIONS. The Acquiring Trust on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.14. PROXY. The Selling Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST ON BEHALF OF THE TARGET FUND

The obligations of the Selling Trust on behalf of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by the Acquiring Trust and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1. All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the

Acquiring Trust to that effect. The Target Fund shall have received certified copies of the resolutions adopted by the BlackRock Board approving this Agreement and the transactions contemplated herein.

6.2. The Acquiring Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect.

6.3. This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the BlackRock Board in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

6.7. The Selling Trust shall have received on the Closing Date an opinion of [                    ], dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b) Neither the execution, delivery or performance by the Acquiring Trust of this Agreement nor the compliance by the Acquiring Trust with the terms and provisions hereof will contravene any provision of any applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust or the enforceability of this Agreement against the Acquiring Trust.

In giving their opinion, [                    ] may state that they are relying on the opinion of [                    ] as to matters of [                    ] law.

6.8. The Selling Trust shall have received on the Closing Date an opinion of [, as special [                    ] counsel to the Acquiring Trust], dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Trust, on behalf of itself and the Acquiring Fund, has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of this Agreement and the consummation by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts.

(c) This Agreement has been duly executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts and assuming this Agreement is a valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, constitutes the valid and binding obligation of the Acquiring Trust , on behalf of itself and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(d) The execution and delivery by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the charter documents of the Acquiring Trust.

(e) Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any applicable law of the Commonwealth of Massachusetts.

(f) To the best of our knowledge, no Massachusetts governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund, or the enforceability of this Agreement against the Acquiring Trust, except such as may be required under Massachusetts state securities laws about which we express no opinion.

(g) The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

6.9. The shareholders of the Target Fund have approved this Agreement in the manner specified in the Combined Prospectus/Proxy Statement included in the Registration Statement.

6.10. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1. All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect. The Acquiring Fund shall have received certified copies of the resolutions adopted by the State Farm Board approving this Agreement and the transactions contemplated herein.

7.2. The Target Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of Target Fund by an appropriate officer of the Selling Trust to that effect.

7.3. This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the State Farm Board and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its charter documents and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4. (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5. The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

7.7. The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8. Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund’s investment company taxable income for all its taxable years ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Target Fund’s net capital gain recognized in all its taxable years ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year] (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

7.9. The Acquiring Trust shall have received on the Closing Date an opinion from [                 ], dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a statutory trust validly existing in good standing under the applicable laws of the State of Delaware.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c) The Selling Trust, on behalf of itself and the Target Fund, has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware.

(d) This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware and, assuming this Agreement is a valid and binding obligation of the Acquiring Trust and the Acquiring Fund, constitutes the valid and binding obligation of the Selling Trust and the Target Fund, enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.

(e) The execution and delivery by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement do not violate the charter documents of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any applicable law of the State of Delaware or any applicable federal law of the United States of America.

(g) To the best of our knowledge, no Delaware governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Selling Trust, on behalf of itself and the Target Fund, or the enforceability of this Agreement against the Selling Trust or the Target Fund except such as may be required under Delaware state securities laws.

In giving their opinion, [                    ] may state that they are relying on the opinion of [                    ] as to matters of Delaware law.

7.10. The Selling Trust, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Trust, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Trust’s transfer agent as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

7.11. The Acquiring Trust, on behalf of the Acquiring Fund, shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the custodian of the Acquiring Fund, stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage of ownership of the Target Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund; and (v) the tax books and records of the Target Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

7.12. As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.13. As of the Closing Date, there shall be no foreign accounts invested in the Target Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Acquiring Trust and the Selling Trust shall have received an opinion of Dechert LLP, special United States federal income tax counsel to the Acquiring Fund, dated on the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the Stated Liabilities of the Target Fund and issuance of Acquiring Fund Shares;

(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund shares solely for Acquiring Fund Shares;

(e) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization;

(f) Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund. Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Target Fund will include the period during which those assets were held by the Selling Trust on behalf of the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund); and

(g) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder, if applicable.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request, and each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2. All of the conditions to the closing of the transactions contemplated by the Framework Agreement, dated as of [                    ], between BlackRock and/or its affiliates and State Farm, and solely for the purposes of certain provisions therein, State Farm Mutual Fund Automobile Insurance Company (the “Framework Agreement”) shall be satisfied or waived.

ARTICLE IX

EXPENSES

Each of State Farm and its affiliates, and BlackRock and its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the Reorganization contemplated by the provisions of this Agreement, but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any Target Fund’s portfolio securities after the Closing Date. The expenses and out-of-pocket costs to be borne by each of State Farm and its affiliates and BlackRock and its affiliates include costs incurred by the parties hereto in connection with the preparation of the Registration Statement, the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund. Such expenses and costs will be allocated among BlackRock and State Farm as agreed to by them. Notwithstanding the foregoing, the Acquiring Fund will bear the legal fees associated with counsel to the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust. If the Reorganization is not approved, however, BlackRock or its affiliates will directly bear such legal fees.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Selling Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the BlackRock Board or the State Farm Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of each of the parties;

(b) by the Selling Trust (i) following a breach by the Acquiring Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Selling Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Trust or the Acquiring Fund;

(c) by the Acquiring Trust (i) following a breach by the Selling Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Selling Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Acquiring Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Selling Trust or the Target Fund;

(d) by either the Acquiring Trust or the Selling Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(e) by either the Acquiring Trust or the Selling Trust if the Closing shall not have been consummated by [            ], 2018, provided the right to terminate this Agreement under this paragraph 11.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(f) by either the Acquiring Trust or the Selling Trust due to a condition herein expressed to be precedent to the obligations of the terminating party or both the parties has not been met if it reasonably appears that it will not or cannot be met; or

(g) by the termination of the Framework Agreement in accordance with its terms.

11.2. If a party terminates this Agreement in accordance with this Article XI, other than a termination under (b), (c), (d), (e) or (f) in connection with a willful default, there shall be no liability for damages on the part of any party or the trustees, directors or officers of such party. In the event of termination in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive. The parties agree that, in the event of any termination of this Agreement there shall be no liability, for damages or otherwise, on the part of the State Farm Trustees of the BlackRock Trustees, notwithstanding the first two sentences of this paragraph 11.2.

11.3. At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1 ) may be waived by either the Selling Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

PUBLICITY/CONFIDENTIALITY

13.1. Publicity. The parties shall cooperate on determining the manner in which any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein are made, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.

13.2. Confidentiality. (a) The Selling Trust, the Acquiring Trust, State Farm and BlackRock (for purposes of this paragraph 13.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Selling Trust, the Acquiring Trust, State Farm and BlackRock agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the charter documents of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the State Farm Board with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by the State Farm Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust’s charter documents.

14.6. It is expressly agreed that the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund, as provided in the charter documents of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the BlackRock Board with respect to the Acquiring Trust and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the BlackRock Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund as provided in the Acquiring Trust’s charter documents.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Trust and Acquiring Fund, 40 East 52nd Street, New York, New York, 10022, Attention: Secretary, or to the Selling Trust or the Target Fund, State Farm Investment Management Corp., One State Farm Plaza, A-3, Bloomington, Illinois 61704 Attention: David Moore or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST, INDIVIDUALLY AND ON BEHALF OF ITS SERIES BLACKROCK SUMMIT CASH RESERVES FUND

By:
Name
Title:

STATE FARM MUTUAL FUND TRUST, INDIVIDUALLY AND ON BEHALF OF ITS SERIES STATE FARM MONEY MARKET FUND

By:
Name
Title:

Solely with respect to ARTICLES IX and XIII BLACKROCK ADVISORS, LLC

By:
Name
Title:

Solely with respect to ARTICLES V, IX and XIII STATE FARM INVESTMENT MANAGEMENT CORP.

By:
Name
Title:

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 21, 2018

STATE FARM MUTUAL FUND TRUST

State Farm Money Market Fund

BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional Information is [                ], 2018

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of State Farm Money Market Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust (the “Target Trust”), a Delaware statutory trust, into BlackRock Summit Cash Reserves Fund (the “Acquiring Fund”), a series of BlackRock Financial Institutions Series Trust (the “Acquiring Trust”), a Massachusetts business trust, which is a money market mutual fund advised by BlackRock Advisors, LLC (“BAL”).

The Target Fund and the Acquiring Fund are individually referred to as a “Fund” and together referred to as the “Funds.”

State Farm Investment Management Corp. (“SFIMC”) serves as the investment adviser to the Target Fund. BAL serves as the investment adviser to the Acquiring Fund. BAL, in its capacity as investment adviser to the Acquiring Fund, shall be referred to in this SAI as the “Acquiring Fund Manager.”

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this SAI.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [                ], 2018 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (including fractional shares) by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

It is not anticipated the Acquiring Fund will dispose, or request the disposition, of a material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the Reorganization.

The Reorganization may not be approved by shareholders of the Target Fund. If the Reorganization is not approved by shareholders, the Target Board will consider other alternatives for the Target Fund, which may include seeking a merger with a different fund(s), the liquidation of the Target Fund or continuing current operations of the Target Fund. If the Reorganization does not occur as contemplated in the Combined Prospectus/Proxy Statement, SFIMC will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of the Target Fund’s shareholders.

For the Target Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of State Farm Money Market Fund dated May 1, 2018, as supplemented (SEC Accession No. 00001193125-18-137244); and the Annual Report to Shareholders of State Farm Money Market Fund for the fiscal year ended December 31, 2017, filed February 28, 2018 (SEC Accession No. 00001193125-18-062902), as filed with the Securities and Exchange Commission (the “SEC”).

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Summit Cash Reserves Fund dated [-], 2018, as supplemented (SEC Accession No. [-]); and the Annual Report to Shareholders of BlackRock Summit Cash Reserves Fund for the fiscal year ended April 30, 2018, filed [    ], 2018 (SEC Accession No. [    ]), each as filed with the SEC.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121 or by calling (800) 447-4930.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Financial Statements	S-4
Pro Forma Financial Statements (Unaudited)	S-4

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of State Farm Money Market Fund for the fiscal year ended December 31, 2017, and (ii) the Annual Report to Shareholders of BlackRock Summit Cash Reserves Fund for the fiscal year ended April 30, 2018, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds, as applicable. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and the Acquiring Fund. Proposal 1 will result in the reorganization (the “Reorganization”) of the Target Fund into the Acquiring Fund. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of December 31, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Reports of the Target Fund and the Acquiring Fund, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2017 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at January 1, 2017. The Reorganization is intended to merge the Target Fund into the Acquiring Fund, a similar fund advised by BAL.

The expenses, expenses caps and waivers listed below were in effect during the periods January 1, 2017 to December 31, 2017.

Target Fund

The Target Trust, on behalf of the Target Fund, has entered into an investment advisory and management services agreement with SFIMC (the “Target Trust Management Agreement”).

The Target Fund pays SFIMC an investment advisory and management services fee, accrued daily and paid monthly, which is based upon its respective average daily net assets as follows:

Fund	Management Fee Rate
Target Fund	0.10%

With respect to Class A, Class B, Premier, Legacy Class B and Institutional Shares of the Target Fund, SFIMC has agreed to reimburse the Target Fund, if and to the extent, the Target Fund’s total annual operating expenses exceed the following percentages of the Target Fund’s average net assets, excluding acquired fund fees and expenses reflected in the Target Trust’s Prospectuses. SFIMC may not discontinue this arrangement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board:

	Expense Reimbursement Threshold
Fund	Class A Shares	Class B Shares	Premier Shares	Legacy Class B Shares	Institutional Shares
Target Fund	0.60%	1.00%	0.50%	1.00%	0.45%

[1]

SFIMC and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Target Fund to prevent the Target Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by SFIMC at any time.

With respect to Class R-1, Class R-2 and Class R-3 Shares of the Target Fund, SFIMC has agreed to reimburse the Target Fund, if and to the extent, the Target Fund’s total annual operating expenses exceed the following percentages of the Target Fund’s average net assets, excluding acquired fund fees and expenses reflected in the Target Trust’s Prospectuses. SFIMC may not discontinue this arrangement to reimburse the Target Fund before April 30, 2019, without the consent of the Target Board:

	Expense Reimbursement Threshold
Fund	Class R-1 Shares	Class R-2 Shares	Class R-3 Shares
Target Fund	0.92%	0.72%	0.52%

[1]

SFIMC and State Farm VP Management Corp. have agreed to waive all or a portion of their fees due from the Target Fund to prevent the Target Fund’s net yield from falling below zero. This expense reimbursement agreement is voluntary and may be eliminated by SFIMC at any time.

SFIMC provides both investment advisory and administration services to the Target Trust under the Target Trust Management Agreement, as is described more fully in the Target Trust Management Agreement. As described previously, the Target Fund pays SFIMC a management fee, computed daily and payable monthly, which is based on the Target Fund’s average daily net assets.

As discussed above, SFIMC has agreed to reimburse the Target Fund if, and to the extent, the Target Fund’s total annual operating expenses exceed specified percentages of the Target Fund’s average net assets, excluding acquired fund fees and expenses reflected in each of the Target Fund’s Prospectuses.

Acquiring Fund

The Acquiring Trust, on behalf of the Acquiring Fund, has an investment advisory agreement with BAL (the “Acquiring Fund Management Agreement”) pursuant to which BAL serves as manager to the Acquiring Fund. Pursuant to the Acquiring Fund Management Agreement, BAL is entitled to fees computed on a daily basis and payable monthly.

Under the Acquiring Fund Management Agreement, the maximum annual fee rate payable by the Acquiring Trust to BAL is 0.50% of the average daily net assets of the Acquiring Fund.

BAL provides both investment advisory and administration services to the Acquiring Fund under the Acquiring Fund Management Agreement.

Other Service Providers

	Target Funds	Acquiring Funds
Distributor	State Farm VP Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	JPMorgan Chase Bank, North American Insurance Securities Services 4 New York Plaza, 15th Floor New York, New York 10004	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Transfer Agent	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	[ ]	[ ]
Accounting Services Provider	State Farm Investment Management Corp. One State Farm Plaza Bloomington, Illinois 61710-0001	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Fund Counsel	Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

As of December 31, 2017, the net assets of (i) the Target Fund were $317,418,862 and (ii) the Acquiring Fund were $57,890,707. The net assets of the Combined Fund as of December 31, 2017 would have been $375,309,569 on a pro forma basis.

In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued shares of the Acquiring Fund, par value $0.10 per share (the “Acquiring Fund Shares”). The aggregate NAV immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the Target Fund and the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (the “Valuation Time”). Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. Each of the Target Fund and the Acquiring Fund operates as a government money market fund, and although each Fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible that the NAV of the Target Fund’s, or the Acquiring Fund’s, shares may be less than $1.00 per share as of the Valuation Time.

The number of shares of each class assumed to be issued is equal to the NAV of the shares of the Target Fund, as of December 31, 2017, divided by the NAV per share of the corresponding class of shares of the Acquiring Fund as of December 31, 2017. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at December 31, 2017.

Acquiring Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor A	46,078,834	317,415,690	363,494,524

On a pro forma basis for the twelve months ended December 31, 2017, the proposed Reorganization would result in the following changes in investment advisory fees, other operating expenses and waivers and reimbursements as follows:

Target Fund/Acquiring Fund

	Dollar Change	Basis Points
Investment advisory fees	$1,372,789	0.33%
Other operating expenses	$(1,049,882)	(0.26)%
Waivers and reimbursements	$(927,350)	(0.23)%

The following table represents the total net annual portfolio operating expenses for the Target Fund and the Acquiring Fund, as of December 31, 2017, and the Combined Fund, as if the Reorganization was consummated, on January 1, 2017. Upon the closing of the Reorganization, the total net annual operating expenses for the Combined Fund will be lower than that of the Target Fund.

		Total Net Annual Portfolio Operating Expenses
Target Fund Shares	Acquiring Fund Shares Received	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Class A Shares	Investor A Shares	0.58%	0.86%	0.42%
Class B Shares	Investor A Shares	0.98%	0.86%	0.42%
Legacy Class B Shares	Investor A Shares	0.98%	0.86%	0.42%
Premier Shares	Investor A Shares	0.48%	0.86%	0.42%
Class R-1 Shares	Investor A Shares	0.90%	0.86%	0.42%
Class R-2 Shares	Investor A Shares	0.70%	0.86%	0.42%
Class R-3 Shares	Investor A Shares	0.50%	0.86%	0.42%
Institutional Shares	Investor A Shares	0.43%	0.86%	0.42%

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of May 31, 2018, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Funds acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund, is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is approved, neither the Acquiring Fund nor the Target Fund will ultimately bear any costs associated therewith, other than as noted below. BAL or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization, including auditor and legal fees of the Acquiring Fund, and the costs of preparing and filing the Combined Prospectus/Proxy Statement. Although the Target Fund will pay its portion of the expenses incurred in connection with the Reorganization, which is estimated to be $90,000.00 for Proposal 1, and includes legal fees, auditor fees, solicitation fees, and fees of printing and mailing the Combined Prospectus/Proxy Statement, SFIMC or its affiliates will reimburse the Target Fund for such expenses through waivers.

Notwithstanding the foregoing, if the Reorganization is approved, the Acquiring Fund will bear the legal fees associated with counsel to the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust. If the Reorganization is not approved, however, BAL or its affiliates will directly bear such legal fees.

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s shareholders prior to the Closing Date (as defined in Appendix II). As of December 31, 2017, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Income
Target Fund	Acquiring Fund
$0	$0

[FORM OF PROXY CARD]

STATE FARM MONEY MARKET FUND

A SERIES OF STATE FARM MUTUAL FUND TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 14, 2018

The undersigned hereby appoints Joe R. Monk, Jr. and Paul J. Smith, and each of them with full powers of substitution, as proxies for the undersigned to represent and vote, as designated on the reverse side hereof, all of the shares of State Farm Money Market Fund, a Series of State Farm Mutual Fund Trust, that the undersigned is entitled to vote at the Special Meeting of Shareholders of State Farm Mutual Fund Trust to be held at 8:00 a.m. Central Time, on September 14, 2018, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Special Meeting”), or any adjournment(s) or postponement(s) thereof.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted FOR the proposal set forth on this Proxy, and in the discretion of the proxies in accordance with their best judgment on any other business that may properly come before the Special Meeting.

The Board of Trustees of State Farm Mutual Fund Trust (the “Board”) believes that this Reorganization is in the best interests of State Farm Money Market Fund, and unanimously recommends that you vote “FOR” the proposal.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Special Meeting of Shareholders on September 14, 2018.

The Proxy Statement for this Special Meeting is available at:

https://www.proxy-direct.com/STA-29797

SFM_29797_061218_MM

FUND
State Farm Money Market Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Properly executed Proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal
1.	To approve an Agreement and Plan of Reorganization which provides for (i) the transfer and delivery of all of the assets of the Target Fund to the Acquiring Fund in exchange for assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares (including fractional shares) of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the termination, dissolution and liquidation of the Target Fund as a series of the Target Trust.

	FOR	AGAINST	ABSTAIN
State Farm Money Market Fund	☐	☐	☐

2.	To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx STF2 29797 M xxxxxxxx

PART C. OTHER INFORMATION

Item 15.    Indemnification.

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 9 of the Distribution Agreement.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matters as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustee to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Article IV Section 2(d) of the Registrant’s By-Laws provides as follows:

“The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to Indemnification.”

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.

Exhibit Number	Description

1(a)	— Declaration of Trust of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust (the “Registrant”), dated July 10, 1987.(a)

(b)	— Instrument establishing Summit Cash Reserves Fund (the “Fund”) as a series of the Registrant.(a)

(c)	— Certificate of Amendment to Declaration of Trust and Establishment and Designation of Classes.(b)

(d)	— Certification of Amendment to Declaration of Trust dated April 29, 2002.(i)

(e)	— Form of Articles of Amendment changing name of the Fund to BlackRock Summit Cash Reserves Fund and the name of the Trust to BlackRock Financial Institutions Series Trust.(l)

(f)	— Form of Articles of Amendment Reclassifying Shares of Authorized Capital Stock.(l)

2	— Amended and Restated By-Laws of the Registrant.(e)

3	— None.

4	— Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Proxy Statement.

5	— Portions of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(c)

6	— Form of Investment Management Agreement between the Registrant and BlackRock Advisors, LLC (the “Manager”).(l)

7	— Form of Distribution Agreement between the Registrant and BlackRock Investments, LLC (“BRIL” or the “Distributor”).(o)

8	— None.

9	— Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(f)

10(a)	— Investor B Shares Distribution Plan.(j)

(b)	— Plan pursuant to Rule 18f-3.(k)

11	— Opinion of [ ] as to the legality of the securities being registered.**

12	— Form of opinion of [ ] supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy statement.**

13(a)	— Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc.(m)

Exhibit Number	Description

(b)	— Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(h)

(c)	— Form of Shareholders’ Administrative Services Agreement between the Registrant and the Manager.(n)

(d)	— Form of Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC.(g)

(e)	— Form of Amended Accounting Support Services Agreement between the Registrant and BlackRock Advisors, LLC.(d)

14	— Consent of [ ], independent registered public accounting firm.**

15	— None.

16(a)

—  Power of Attorney, dated November 10, 2017, for Susan J. Carter, Collette Chilton, Neil A. Cotty, Rodney D. Johnson, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Mark Stalnecker, Kenneth L. Urish, Claire A. Walton, Frederick W. Winter and John M. Perlowski.*

(b)	— Power of Attorney, dated February 22, 2018, for Robert Fairbairn.*

17	— None.

*	Filed herewith.
**	To be filed by subsequent amendment.
(a)	Refiled on September 27, 1995 as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-78646) (the “Registration Statement”).
(b)	Filed on July 31, 1998 as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement.
(c)	Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust and to the Certificate of Amendment to the Declaration of Trust and Establishment and Designation of Classes, previously filed as Exhibit 1 to the Registration Statement; and to Article I, Article II (Sections 2-4), Article IV (Section 1), Article V and Article VI of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of BlackRock Natural Resources Trust (File No. 2-97095) filed on November 24, 2015.
(e)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Ready Assets U.S. Treasury Money Fund (formerly known as Merrill Lynch U.S. Treasury Money Fund) (File No. 33-37537), filed on March 30, 2009.
(f)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(g)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 41 of the Registration Statement on Form N-1A of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust (File No. 2-96581), filed on January 26, 2015.
(h)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(i)	Filed on August 23, 2002 as an Exhibit to Post-Effective Amendment No. 22 to the Registration Statement.
(j)	Filed on August 28, 2009 as Exhibit 13 to Post-Effective Amendment No. 29 to the Registration Statement.

(k)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of BlackRock Bond Fund, Inc. (formerly known as Merrill Lynch Bond Fund, Inc.) (File No. 2-62329), filed on July 21, 2006.
(l)	Filed on September 21, 2006 as an Exhibit to Post-Effective Amendment No. 26 to the Registration Statement.
(m)	Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.
(n)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of BlackRock Latin America Fund, Inc. (File No. 33-41622), filed on March 28, 2008.
(o)	Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Global Emerging Markets Fund, Inc. (File No. 33-28248), filed on October 28, 2008.

Item 17.    Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on June 21, 2018.

BLACKROCK SUMMIT CASH RESERVES FUND OF BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	June 21, 2018

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	June 21, 2018

SUSAN J. CARTER* (Susan J. Carter)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

NEIL A. COTTY* (Neil A. Cotty)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT* (Joseph P. Platt)	Trustee

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

MARK STALNECKER* (Mark Stalnecker)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

CLAIRE A. WALTON* (Claire A. Walton)	Trustee

Signature	Title	Date

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ BENJAMIN ARCHIBALD (Benjamin Archibald, Attorney-In-Fact)	June 21, 2018

EXHIBIT INDEX

Exhibit Number	Description

16(a)	Power of Attorney, dated November 10, 2017, for Susan J. Carter, Collette Chilton, Neil A. Cotty, Rodney D. Johnson, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Mark Stalnecker, Kenneth L. Urish, Claire A. Walton, Frederick W. Winter and John M. Perlowski.

16(b)	Power of Attorney, dated February 22, 2018, for Robert Fairbairn.